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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DEMAND MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April     , 2014

Dear Stockholder:

        You are invited to attend the annual meeting of stockholders of Demand Media, Inc. ("Demand Media," "we," "us" or "our") to be held on Thursday, June 12, 2014, at 2:00 p.m. Pacific Daylight Time, at The Huntley Hotel located at 1111 Second Street, Santa Monica, California 90403.

        Details regarding admission to the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in the accompanying proxy statement. We have also made available a copy of our 2013 Annual Report to stockholders with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

        In addition to the business to be transacted as described in the proxy materials, management will respond to questions of general interest to stockholders, including questions related to the matters to be voted on at the meeting.

        It is important that your shares be represented and voted whether or not you plan to attend the annual meeting in person. If you do not attend the annual meeting in person, you may vote on the Internet or by telephone, or if you are receiving a paper copy of the proxy statement, by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the annual meeting.

Sincerely,
James R. Quandt Chairman of the Board

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 12, 2014

To the Stockholders of Demand Media, Inc.:

        We will hold the 2014 annual meeting of stockholders (the "annual meeting") of Demand Media, Inc. ("Demand Media," "we," "us" or "our") at The Huntley Hotel located at 1111 Second Street, Santa Monica, California 90403, on Thursday, June 12, 2014, at 2:00 p.m. Pacific Daylight Time. We will consider and act on the following items of business at the annual meeting:

  1.
  Re-election of each of John A. Hawkins, Joshua G. James and Victor E. Parker as a director to serve for a three-year term expiring at the 2017 annual meeting of stockholders and when his successor is duly elected and qualified, or until his earlier resignation or removal.

  2.
  Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2014.

  3.
  Advisory (non-binding) vote regarding executive compensation ("say-on-pay" vote).

  4.
  Authorization of our board of directors (the "Board") to effect a reverse stock split of our common stock at a reverse stock split ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10, 1-for-11 or 1-for-12, with the ratio to be determined by the Board.

  5.
  Approval of a corresponding amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that we are authorized to issue, subject to the Board's authority to abandon such amendment.

  6.
  Approval of a one-time adjustment to certain outstanding stock options in connection with the Distribution (as defined in the proxy statement).

  7.
  Such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

        The proxy statement accompanying this notice describes each of these items of business in detail. Our Board recommends a vote "FOR" each of the three nominees for director; a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm; a vote "FOR" the advisory say-on-pay vote; a vote "FOR" the authorization of the Board to effect a reverse stock split of our common stock at one of the ratios described in the proxy statement; a vote "FOR" the approval of a corresponding amendment to our Amended and Restated Certificate of Incorporation; and a vote "FOR" the approval of the stock option adjustment in the circumstances described in the proxy statement.

        Only stockholders of record at the close of business on April 21, 2014 are entitled to receive notice of, to attend, and to vote at the annual meeting, including any adjournments or postponements thereof. A list of stockholders eligible to vote at the annual meeting will be available for inspection at the annual meeting and at the executive offices of Demand Media during regular business hours for a period of no less than ten days prior to the annual meeting.

        Your vote is very important.    It is important that your shares be represented and voted whether or not you plan to attend the annual meeting in person. If you are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you and the instructions on the Internet site. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card.

        If your shares are held in "street name," which means your shares are held of record by a broker, bank or other nominee, you should review the notice provided by that entity to determine whether and how you will be able to submit your proxy. Submitting a proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the annual meeting. Any stockholder attending the annual meeting may vote in person even if such stockholder has previously voted by another method, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the annual meeting.

        Thank you for your ongoing support of Demand Media.

By Order of the Board of Directors,
James R. Quandt
Chairman of the Board

PROXY STATEMENT
FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

Page
APPENDIX D—CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DEMAND MEDIA, INC. (1-for-8 Reverse Stock Split Ratio)	D-1
APPENDIX E—CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DEMAND MEDIA, INC. (1-for-9 Reverse Stock Split Ratio)	E-1
APPENDIX F—CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DEMAND MEDIA, INC. (1-for-10 Reverse Stock Split Ratio)	F-1
APPENDIX G—CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DEMAND MEDIA, INC. (1-for-11 Reverse Stock Split Ratio)	G-1
APPENDIX H—CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DEMAND MEDIA, INC. (1-for-12 Reverse Stock Split Ratio)	H-1

DEMAND MEDIA, INC.
1655 26th Street
Santa Monica, California 90404

PROXY STATEMENT
FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

        Your proxy is solicited on behalf of the board of directors (the "Board") of Demand Media, Inc., a Delaware corporation ("Demand Media," "we," "us," "our" or "the Company"), for use at our 2014 annual meeting of stockholders to be held on Thursday, June 12, 2014, at 2:00 p.m. Pacific Daylight Time, at The Huntley Hotel located at 1111 Second Street, Santa Monica, California 90403, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders and any business properly brought before the annual meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 12, 2014

        This proxy statement, our 2013 Annual Report to stockholders and the Notice of the Annual Meeting are available at http://ir.demandmedia.com/investor-overview/proxy-and-annual-meeting. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

        In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") to our stockholders of record on or about May 2, 2014. Brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending a similar notice to beneficial owners. All stockholders will have the ability to access the proxy materials on the website listed above or to request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. We intend to mail this proxy statement, together with a proxy card, to those stockholders entitled to vote at the annual meeting who have properly requested paper copies of such materials within three business days of such request.

        The Notice of Internet Availability will also provide instructions on how you may request that we send electronic or printed copies of future proxy materials to you by electronic mail or mail. Your election to receive proxy materials by electronic mail or printed copies by mail will remain in effect until you terminate it.

INFORMATION CONCERNING VOTING AND SOLICITATION

Who Can Vote

        You are entitled to vote if you were a stockholder of record of our common stock as of the close of business on April 21, 2014. You are entitled to one vote for each share of common stock held on all matters to be voted upon at the annual meeting. Your shares may be voted at the annual meeting only if you are present in person or represented by a valid proxy.

Voting of Shares

        You may vote by attending the annual meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy, and (2) for shares held as a record holder and shares held in "street name." If you hold your shares of common stock as a record holder and you are viewing this proxy statement on the Internet, you may vote by submitting a proxy over the Internet by following the instructions on the website referred to above and in the Notice of Internet Availability. If you hold your shares of common stock as a record holder and you are reviewing a paper copy of this proxy statement, you may vote your shares by completing, dating and signing the proxy card that was included with the proxy statement and promptly returning it in the pre-addressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of common stock in street name, which means your shares are held of record by a broker, bank or other nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker, bank or other nominee by following the instructions on the notice provided by your broker.

        The Internet and telephone voting facilities will close at 11:59 p.m. (EDT) on June 11, 2014. If you vote through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by you. If you vote by Internet or telephone, then you do not need to return a written proxy card by mail.

        YOUR VOTE IS VERY IMPORTANT.    You should submit your proxy even if you plan to attend the annual meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

        All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically, telephonically and in writing) received before the polls are closed at the annual meeting, and not revoked or superseded, will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted "FOR" the election of each of the three nominees for director; "FOR" ratification of the appointment of the independent registered public accounting firm; "FOR" the advisory say-on-pay vote; "FOR" authorizing the Board to effect a reverse stock split; "FOR" approving a corresponding amendment to our Amended and Restated Certificate of Incorporation; and "FOR" approving the stock option adjustment. The proxy gives each of Mel Tang and Daniel Weinrot discretionary authority to vote your shares in accordance with his best judgment with respect to all additional matters that might come before the annual meeting.

Revocation of Proxy

        If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the annual meeting by taking any of the following actions:

  •
  delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy;

  •
  submitting another proxy by telephone or over the Internet (your latest telephone or Internet voting instructions will be followed); or

  •
  attending the annual meeting and voting in person, although attendance at the annual meeting will not, by itself, revoke a proxy.

        Written notices of revocation and other communications with respect to the revocation of Demand Media proxies should be addressed to:

  Demand Media, Inc.
  1655 26th Street
  Santa Monica, California 90404
  Attn: Corporate Secretary

        If your shares are held in "street name," you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

        If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in "street name," which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the annual meeting, you must bring to the annual meeting a legal proxy from the record holder of the shares, which is the broker, bank or other nominee, authorizing you to vote at the annual meeting.

Who Can Attend the Meeting

        Only stockholders, their proxy holders and the Company's guests may attend the meeting. You should be prepared to present valid photo identification, such as a driver's license or passport. Additionally, if you hold shares through a broker, bank, trustee or nominee, you should bring proof of beneficial ownership as of April 21, 2014, such as (i) your most recent account statement reflecting your stock ownership prior to April 21, 2014; (ii) a copy of the voting instruction card provided by your banker, bank, trustee or nominee; or (iii) similar evidence of ownership.

Quorum and Votes Required

        At the close of business on April 21, 2014,                    shares of our common stock were outstanding and entitled to vote. All votes will be tabulated by the inspector of election appointed for the annual meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are shares held of record by brokers, banks or other nominees, but not voted due to the failure of the beneficial owners of those shares to provide voting instructions.

        Quorum.    A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the annual meeting. Shares of common stock held by persons attending the annual meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker non-votes will be counted as present for purposes of determining a quorum. If there is no quorum, either the chairperson of the annual meeting or a majority in voting power of the stockholders entitled to vote at the annual meeting, present in person or represented by proxy, may adjourn the annual meeting to another time or place.

        Broker Non-Votes.    Brokers, banks or other nominees who hold shares of common stock in "street name" for a beneficial owner of those shares typically have the authority to vote in their discretion on routine proposals when they have not received instructions from beneficial owners. However, brokers, banks or other nominees are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of matters that the New York Stock Exchange ("NYSE") determines to be "non-routine." If your broker, bank or other nominee holds your common stock in "street name," your broker, bank or other nominee will only vote your shares on "non-routine" proposals if you provide specific instructions on how to vote by filling out the voter instruction form sent to you by your broker. Only Item 2 (ratifying the appointment of our independent registered public accounting firm) is considered to be a routine matter. All of the other Items are considered "non-routine" matters, and without your instruction, your broker, bank or other nominee cannot vote your shares on Item 1 (election of directors), Item 3 (say-on-pay vote), Item 4 (authorizing the reverse stock split), Item 5 (approving a corresponding amendment to our Amended and Restated Certificate of Incorporation) or Item 6 (approving the stock option adjustment).

        Election of Directors.    Our bylaws provide that at all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast is sufficient to elect a director, which means the three nominees receiving the highest number of "for" votes will be elected. Abstentions will have no effect in determining which nominees received a plurality of votes cast because approval of a percentage of shares present or outstanding is not required for this proposal. Brokers, banks and other nominees are not empowered to vote on the election of directors without instruction from the beneficial owner of the shares and thus broker non-votes likely will result. Broker non-votes will have no effect in determining which nominees receive a plurality of the votes cast.

        Ratification of Independent Registered Public Accounting Firm.    At an annual meeting in which a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of our common stock which are present in person or by proxy and entitled to vote thereon is required for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm; thus broker non-votes are generally not expected to occur with respect to this matter. Abstentions are considered to be shares present and entitled to vote on this proposal, and thus will have the same effect as voting against this proposal.

        Advisory Say-on-Pay Vote; Stock Option Adjustment.    At an annual meeting in which a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of our common stock which are present in person or by proxy and entitled to vote thereon is required for approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement and approval of the stock option adjustment. These are each non-routine proposals on which a broker, bank or other nominee does not have discretion to vote any uninstructed shares. Broker non-votes are not considered to be shares present and entitled to vote on these proposals, and thus will have no effect on the outcome of these matters. Abstentions are considered to be shares present and entitled to vote on these proposals, and thus will have the same effect as voting against each of these proposals.

        Reverse Stock Split; Amendment to Certificate of Incorporation.    At an annual meeting in which a quorum is present, the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote thereon is required for authorization of the reverse stock split and approval of the corresponding amendment to our Amended and Restated Certificate of Incorporation. These are each non-routine proposals on which a broker, bank or other nominee does not have discretion to vote any uninstructed shares. Because these proposals require the affirmative vote of a majority of our outstanding shares of common stock, and not merely a majority of the shares present in person or by proxy at the meeting, broker non-votes and abstentions will have the same effect as votes cast against each of these proposals.

Solicitation of Proxies

        Our Board is soliciting proxies for the annual meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice of Internet Availability or proxy statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock on behalf of beneficial owners send notices of internet availability, proxies and proxy materials to those beneficial owners and secure those beneficial owners' voting instructions. We will reimburse those record holders for their reasonable expenses. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by telephone, Internet, facsimile or special delivery letter.

Assistance

        If you need assistance in voting over the Internet or completing your proxy card or have questions regarding the annual meeting, please contact Investor Relations at (310) 917-6426, email at ir@demandmedia.com, or write to Investor Relations, Demand Media, Inc., 1655 26th Street, Santa Monica, California 90404.

Forward-Looking Statements

        This proxy statement contains "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our Annual Report on Form 10-K for the year ended December 31, 2013, as such disclosure may be updated in our quarterly reports on Form 10-Q and our current reports on Form 8-K.

 ITEM 1
ELECTION OF DIRECTORS

Board Structure

        Our Board currently consists of seven members who are divided into three classes with staggered three-year terms. Each director holds office until that director's successor is duly elected and qualified or until his earlier death or resignation. At each annual meeting, the term of one class of directors expires. The class of directors with a term expiring at this annual meeting consists of three directors.

        Our Amended and Restated Bylaws, or bylaws, provided for our Board to initially be comprised of nine directors and, thereafter, our bylaws permit our Board to fix the authorized number of directors by resolution. There are currently nine directors authorized, with two vacancies on our Board. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred.

Director Nominees

        Based upon the recommendation of our nominating and corporate governance committee, our Board has nominated John A. Hawkins, Joshua G. James and Victor E. Parker for re-election as directors to the Board. Messrs. Hawkins, James and Parker each currently serve on our Board. Biographical information on each of the nominees is furnished below. If elected, each director nominee would serve in office until the expiration of his three-year term at the close of our 2017 annual meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal.

Information Regarding the Board of Directors and Director Nominees

        Set forth below is information as of the record date regarding each member of our Board, including each director nominee. There are no family relationships among any of our directors or executive officers. See "Corporate Governance" and "Director Compensation" below for additional information regarding the Board of Directors.

Name	Age	Position	Director Since	Term Expires
John A. Hawkins(1)(2)	53	Director	2006	2014
Joshua G. James(1)(3)	40	Director	2010	2014
Victor E. Parker	44	Director	2006	2014
Gaurav Bhandari	46	Director	2007	2015
Peter Guber(2)	72	Director	2010	2015
Fredric W. Harman(2)(3)	53	Director	2006	2016
James R. Quandt(1)(3)	64	Director (Chairman)	2008	2016

(1)
Member of the audit committee.

(2)
Member of the nominating and corporate governance committee.

(3)
Member of the compensation committee.

Nominees for Election at the Annual Meeting to Serve for a Three-Year Term Expiring at the 2017 Annual Meeting of Stockholders

        John A. Hawkins has served on our Board since 2006 and is currently a member of our audit committee and nominating and corporate governance committee. Mr. Hawkins has served as Managing Partner and co-founder of Generation Partners, a private equity firm that provides capital to companies in the business and information services, media and communications, and healthcare services industries, through growth equity and buyout investments, since 1995. Prior to founding Generation Partners, Mr. Hawkins was a General Partner at Burr, Egan, Deleage & Co., a venture capital firm that he joined in 1987. Prior to that, Mr. Hawkins was an investment banker at Alex, Brown & Sons. Mr. Hawkins currently serves on the boards of Captivate Network, a digital place based media company, and Agility Recovery Solutions, Inc., and he has served on the boards of more than 20 companies, including HotJobs.com, Ltd., iCrossing, Inc., P-Com, Inc., the Platform for Media, Inc., High End Systems, Inc. and ShopWiki Corporation, where he also served as Chairman. Mr. Hawkins is also a member of the Angeleno Chapter of the World Presidents' Organization. Mr. Hawkins holds an M.B.A. from Harvard Business School and a B.A. in English from Harvard College. Mr. Hawkins was originally nominated to serve on our Board pursuant to our Third Amended and Restated Stockholders' Agreement. Mr. Hawkins has over 25 years of investment banking and private equity investing experience, combined with a strong track record investing in technology, media and business services companies. He brings extensive business and strategic expertise, as well as experience serving on numerous public and private boards, to our Board and its committees.

        Joshua G. James has served on our Board since 2010 and is currently a member of our audit and compensation committees. Mr. James has served as Chairman and Chief Executive Officer of Domo, Inc., a software-as-a-service (SaaS) company providing business intelligence, since 2010. Mr. James co-founded Omniture, Inc., a publicly traded online marketing and web analytics company, in 1996, and served as its President and Chief Executive Officer from 1996 until it was acquired by Adobe Systems, Inc. in 2009. Mr. James served as Senior Vice President and General Manager of the Omniture Business Unit of Adobe from 2009 to 2010. Mr. James serves on the boards of Rakuten, Inc., an e-commerce company in Japan, and Save the Children, a non-profit organization that promotes children's rights. He also served on the board of Omniture and its predecessor entities. Mr. James actively supports Brigham Young University's eBusiness Center, the Utah Technology Council and Utah Women's Tech Council. Mr. James was named Entrepreneur of the Year by Mountain West Capital Network in 2012 and by Ernst & Young in 2006, and he was named the Technology Entrepreneur of the Decade by Brigham Young University. Mr. James studied business management and entrepreneurship at Brigham Young University. With over 15 years of experience running a technology company focused on web analytics and online marketing metrics, Mr. James brings critical business and web analytics experience to our Board and its committees. In addition, Mr. James has strong entrepreneurial and managerial skills, including serving as the Chief Executive Officer of a public company, combined with broad industry knowledge that serve as critical resources to our Board.

        Victor E. Parker has served on our Board since 2006. Mr. Parker is a Managing Director at Spectrum Equity Investors, a private equity firm focused primarily on media and information services which he joined in September 1998. He was previously an associate at Summit Partners, L.P., a private equity firm focusing on the technology, healthcare and life sciences, and growth products and services sectors. Mr. Parker currently serves on the boards of Lynda.com and Ancestry.com, Inc. He has previously served on the boards of SurveyMonkey.com, LLC, NetQuote, Inc., Interbank FX, LLC and NetScreen Technologies, Inc. He holds an M.B.A. from Stanford Graduate School of Business and a B.A. from Dartmouth College. Mr. Parker was originally nominated to serve on our Board pursuant to our Third Amended and Restated Stockholders' Agreement. Mr. Parker's financial expertise, combined with his experience with venture capital backed technology and Internet companies, provides our Board with a valuable perspective for important business, financial and strategic initiatives. Mr. Parker's experience serving on the boards and board committees of various public and private companies brings practical business and financial leadership to our Board and provides him with increased knowledge of effective corporate governance that benefits our Board.

Directors Continuing in Office until the 2015 Annual Meeting of Stockholders

        Gaurav Bhandari has served on our Board since 2007. Mr. Bhandari is a Managing Director at Goldman, Sachs & Co., a global investment banking and securities firm, where he has served in various capacities since 1990. His responsibilities currently include the private investment portfolio of Goldman Sachs Investment Partners Master Fund, L.P., a multi-strategy investment fund within Goldman Sachs Asset Management. Mr. Bhandari currently serves on the boards of several private companies including Media Rights Capital II L.P., Oberon Media, Inc., Dale and Thomas Popcorn, LLC, Tikona Digital Networks Private Limited, Franklin Holdings and PetCareRX, Inc. Mr. Bhandari holds a B.S. in Computer Science from Columbia University. Mr. Bhandari was originally nominated to serve on our Board pursuant to our Third Amended and Restated Stockholders' Agreement. Mr. Bhandari brings significant investment banking, capital markets and private equity experience to our Board, as well as corporate governance skills developed by serving on numerous boards of directors, including other media companies. He also has extensive experience investing in media and technology companies, which provides insightful and relevant industry, financial and business skills to our Board.

        Peter Guber has served on our Board since 2010 and is currently the chairperson of the nominating and corporate governance committee. Mr. Guber serves as Chairman and Chief Executive Officer of Mandalay Entertainment Group, a multimedia entertainment company he founded in 1995 that is focused on motion pictures, television, sports entertainment and new media, and serves as co-chairman of the board of Mandalay Digital Group Inc. Prior to founding Mandalay Entertainment, Mr. Guber served as Chairman and Chief Executive Officer of Sony Pictures Entertainment, Inc., the multinational television and film production, distribution and merchandising unit of Sony; Chairman and Chief Executive Officer of Polygram Entertainment; co-founded Casablanca Records & Filmworks, Inc.; and was a member of senior management and Studio Chief of Columbia Pictures Corporation. Mr. Guber produced or executive produced (personally or through his companies) films that include Rain Man, The Color Purple, Midnight Express, Batman, Flashdance and The Kids Are All Right. Through Mandalay Professional Sports LLC, Mr. Guber is a managing member of the ownership group that owns the Golden State Warriors, an NBA franchise, and through Guggenheim Baseball Management LLC, Mr. Guber is a minority owner of the Los Angeles Dodgers, a Major League Baseball team. Mr. Guber co-founded Geek Chic Daily, which merged with Nerdist Industries to become a multi-platform creator of genre and popular-culture content that was subsequently acquired by Legendary Entertainment. Mr. Guber is also a professor at the UCLA School of Theater, Film & Television and the UCLA Anderson School of Management, where he has been a member of the faculty for over 30 years. Mr. Guber holds an L.L.M. and J.D. from New York University School of Law and a B.A. from Syracuse University. Mr. Guber brings extensive business and industry expertise in the multimedia and film and television production industries to our Board and its committees. Mr. Guber's breadth of entertainment and media industry knowledge and insight from over 40 years of experience in senior management positions within the entertainment and media industry serves as a key resource to our Board.

Directors Continuing in Office until the 2016 Annual Meeting of Stockholders

        Fredric W. Harman has served on our Board since 2006 and is currently the chairperson of our compensation committee and a member of our nominating and corporate governance committee. Mr. Harman joined Oak Investment Partners, a multi-stage venture capital firm, as a General Partner in 1994, and currently serves as Managing Partner, focusing primarily on Consumer Internet and Internet New Media investments. He currently serves on the boards of Limelight Networks, Inc., a leader in digital presence management, and U.S. Auto Parts Network, Inc., an online provider of aftermarket auto parts, as well as a number of private technology companies. Mr. Harman holds an M.B.A. from the Harvard Business School and a B.S. and M.S. in Electrical Engineering from Stanford University. Mr. Harman was originally nominated to serve on our Board pursuant to our Third Amended and Restated Stockholders' Agreement. Mr. Harman's industry and financial expertise makes him a valuable contributor to our Board and its committees. Mr. Harman's extensive experience serving on the boards of numerous public and private companies, combined with his considerable involvement with venture capital backed companies, principally those in the Internet and technology sectors, strengthen the knowledge base and oversight of our Board.

        James R. Quandt has served on our Board since 2008 and is currently the Chairman of the Board, chair of our audit committee and a member of our compensation committee. Mr. Quandt is the co-founder of Thomas James Capital, Inc., a private equity firm that also provides financial advisory services, where he has served as Managing Partner since 2005. Mr. Quandt has previously served as President of Standard and Poor's Corporation, a provider of independent credit risk research and benchmarks; Chairman of Bridge Financial Information; and President of Security Pacific Brokerage, Inc. Mr. Quandt has served on a number of public and private company boards, and he is currently the Chairman of the Board of The FRS Company and a member of the board of Brain Corporation. He has previously served on the boards of Intermix Media, Inc., an Internet marketing company that owned MySpace, Inc., Blue Label Interactive, Inc., and Digital Orchid Incorporated, and was a member of the Board of Trustees of Saint Mary's College of California. Mr. Quandt participated in the Managerial Policy Institute at the University of Southern California's Marshall School of Business, and received a B.S. in Business Administration from Saint Mary's College. Mr. Quandt's mix of executive leadership and financial expertise, as well as his experience as a former member of the New York Stock Exchange, provides our Board and its committees with valuable insight and guidance with respect to the lines of business in which we operate. Mr. Quandt brings a seasoned and strategic perspective rooted in his role as a board member of various public and private companies in the Internet and technology sectors.

Board Recommendation

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE THREE DIRECTOR NOMINEES.

ITEM 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

        The audit committee of our Board has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as our independent registered public accounting firm for the year ending December 31, 2014, and has further directed that management submit the selection of PricewaterhouseCoopers as our independent registered public accounting firm for ratification by the stockholders at the annual meeting. A representative of PricewaterhouseCoopers is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

        Stockholder ratification of the selection of PricewaterhouseCoopers as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, the Board is submitting the selection of PricewaterhouseCoopers to our stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the audit committee determines that such a change would be in our and our stockholders' best interests.

Principal Accounting Fees and Services

        The following table presents fees billed to us by PricewaterhouseCoopers for audit, audit-related, tax and other services during the fiscal years ended December 31, 2013 and 2012:

Type of Fees	Fiscal 2013	Fiscal 2012
Audit Fees	$2,895,000	$2,652,000
Audit-Related Fees	1,250,000	20,000
Tax Fees	366,000	376,707
All Other Fees	1,800	16,800

Total	$4,512,800	$3,065,507

Audit Fees

        This category includes fees for (i) the integrated audit of our consolidated financial statements and internal control over financial reporting pursuant to the requirements of the Sarbanes-Oxley Act of 2002, (ii) reviews of each of the quarterly consolidated financial information included in our Quarterly Reports on Form 10-Q, and (iii) audit services that are normally provided by PricewaterhouseCoopers in connection with statutory or regulatory filings.

Audit-Related Fees

        This category includes fees associated with PricewaterhouseCoopers' audit and review of carve-out financial statements for Rightside Group, Ltd. in anticipation of a spin-off of our domain name services business.

Tax Fees

        This category includes fees for tax compliance, tax advice and tax planning.

All Other Fees

        This category includes fees associated with our access to PricewaterhouseCoopers' online research tool. In fiscal 2012, this category also includes fees for workpaper review.

Pre-Approval Policies and Procedures

        Our audit committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm. This policy is set forth in our audit committee's charter, which is available at http://ir.demandmedia.com/corporate-governance/corporate-governance-overview.

        Our audit committee considered whether the non-audit services rendered by PricewaterhouseCoopers were compatible with maintaining PricewaterhouseCoopers' independence as our independent registered public accounting firm and concluded they were.

Board Recommendation

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

 ITEM 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
("SAY-ON-PAY" VOTE)

        As required by the SEC's proxy rules, we are asking our stockholders to provide advisory approval of the compensation of our named executive officers for 2013, which is described in the "Executive Compensation" section of this proxy statement, beginning on page 35. Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent, which is critical to our success. These programs link compensation to the achievement of corporate financial performance objectives and individual performance metrics, and provide long-term incentive compensation that focuses our executives' efforts on building stockholder value by aligning their interests with those of our stockholders. Following is a summary of some of our key practices under our executive compensation program. We urge our stockholders to review the "Executive Compensation—Compensation Discussion and Analysis" section of this proxy statement and the executive-related compensation tables for additional information.

Summary

        We emphasize pay-for-performance over fixed compensation.    We tie a large percentage of our named executive officers' compensation opportunity to the attainment of Company and individual performance goals, thus ensuring that these officers are paid primarily for performance. We offer annual cash bonuses to our named executive officers that are linked to performance and paid based on the Company's attainment of specified Adjusted EBITDA targets, in the case of our annual non-equity incentive award program, or based on individual performance, in the case of discretionary bonuses.

        Our compensation programs are strongly aligned with the long-term interests of our stockholders.    We place a strong emphasis on the use of equity awards as a key component of our compensation program. While our annual non-equity incentive award program is important in incentivizing the attainment of near-term goals, our compensation program places a stronger emphasis on multi-year equity incentives in order to focus our executives on long-term, sustained performance for our stockholders. In addition to linking compensation value to stockholder value, these awards generally require continued service over a multi-year period as a condition to vesting and realizing the value from such awards.

        We have historically used a mix of restricted stock units and stock options to balance our equity compensation program between awards that confer full stock ownership value and those that confer only future appreciation, and have more recently placed a greater emphasis on granting restricted stock units given the significant volatility in our stock price. Both types of awards are generally linked to service with the Company over a period of years, incentivizing our named executive officers to remain employed with us and focus on long-term stockholder value. We believe that grants of equity awards reward longer-term stockholder returns, while enabling us to keep salaries at a lower, but still competitive level, thereby directly linking the most substantial component of our named executive officers' compensation to the long-term success of the Company.

        We engage in good governance practices regarding our executive compensation program.    As part of our commitment to strong corporate governance and best practices, with regard to our executive compensation program, our compensation committee engaged and received advice from an independent, third-party compensation consultant, which provided no other services to us in 2013 other than those provided directly to or on behalf of the compensation committee. In addition, the Board has adopted and maintains an insider trading policy.

        We actively review, monitor and adjust our executive compensation program to ensure that we provide competitive pay opportunities that are market-appropriate.    Our compensation committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities to help attract and retain the highly-qualified and dedicated executive talent that is essential to our business. In connection with this review, our compensation committee obtains and utilizes empirical data (including peer group pay practices) and compensation policy advice from its independent, third-party compensation consultant to ensure that our compensation programs are competitive and market-appropriate. Our compensation committee also employs its significant collective experience in administering executive compensation programs for technology companies.

        Our severance and change-in-control arrangements offer appropriate protections while avoiding potential windfalls.    We believe that the severance protections we provide to our executive officers are well within market norms, and that the "double trigger" change-in-control benefits we provide to our executive officers (which require a qualifying termination of employment in connection with a change in control of the Company as a condition to receipt of any change-in-control payments) properly incentivize our executives by providing appropriate protections against involuntary job loss in the event the Company is acquired, while avoiding potential "single trigger" windfalls in connection with transactions. Moreover, our executives are not entitled to any excise tax gross-ups on change-in-control payments.

Board Recommendation

        Our Board believes that the information provided above and within the "Executive Compensation" section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with our stockholders' interests to support long-term value creation.

        The following Say-on-Pay resolution is submitted for a stockholder vote at the annual meeting:

        "RESOLVED, that the stockholders of Demand Media, Inc. approve, on an advisory basis, the compensation of Demand Media's named executive officers for 2013 as disclosed in this proxy statement, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the related narrative discussion."

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ADOPTION OF THE SAY-ON-PAY RESOLUTION APPROVING, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 ITEM 4
AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT

ITEM 5
APPROVAL OF A CORRESPONDING AMENDMENT TO DEMAND MEDIA'S AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION

        The Company is asking stockholders to:

  •
  authorize the Board to effect a reverse stock split of the common stock of Demand Media at a reverse stock split ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10, 1-for-11, or 1-for-12, as determined by the Board; and

  •
  approve a corresponding amendment to the Company's Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Appendix A (to be filed if the Board determines to effect a reverse stock split ratio of 1-for-5), Appendix B (to be filed if the Board determines to effect a reverse stock split ratio of 1-for-6), Appendix C (to be filed if the Board determines to effect a reverse stock split ratio of 1-for-7), Appendix D (to be filed if the Board determines to effect a reverse stock split ratio of 1-for-8), Appendix E (to be filed if the Board determines to effect a reverse stock split ratio of 1-for-9), Appendix F (to be filed if the Board determines to effect a reverse stock split ratio of 1-for-10), Appendix G (to be filed if the Board determines to effect a reverse stock split ratio of 1-for-11), or Appendix H (to be filed if the Board determines to effect a reverse stock split ratio of 1-for-12), to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that Demand Media is authorized to issue, subject to the Board's authority to abandon such amendment.

        If the stockholders approve Item 4 and Item 5, the Board would cause a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware and effect the reverse stock split only if the Board determines that the reverse stock split would be in the best interests of Demand Media and its stockholders. The Board may determine in its discretion a ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10, 1-for-11, or 1-for-12 at which to effect the reverse stock split. The Board also may determine in its discretion not to effect any reverse stock split and not to file an amendment to Demand Media's Amended and Restated Certificate of Incorporation. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split.

        The Company is asking stockholders to vote on Item 4 and Item 5 separately: the reverse stock split and a corresponding amendment to the Company's Amended and Restated Certificate of Incorporation to effect the reverse stock split and to proportionately reduce the number of authorized shares of the Company's common stock. There are four possible voting outcomes for these proposals: (1) stockholders approve both proposals; (2) stockholders approve the reverse stock split but do not approve the corresponding amendment to the Company's Amended and Restated Certificate of Incorporation; (3) stockholders approve the amendment to the Company's Amended and Restated Certificate of Incorporation but do not approve the reverse stock split; or (4) stockholders do not approve either proposal. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS APPROVE BOTH PROPOSALS.

        The Board will take action based on the actual voting outcome as follows:

  •
  Stockholders approve both proposals.  If the stockholders approve both proposals, the Board would effect the reverse stock split by causing a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation in the form attached to this Proxy Statement as Appendix A, Appendix B, Appendix C, Appendix D, Appendix E, Appendix F, Appendix G, or Appendix H, as applicable, to be filed with the Secretary of State of the State of Delaware. The Board may determine in its discretion not to effect the reverse stock split and not to file the amendment to the Company's Amended and Restated Certificate of Incorporation if the Board determines that the reverse stock split would not be in the best interests of the Company and its stockholders. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split.

  •
  Stockholders approve the reverse stock split but do not approve the corresponding amendment to the Company's Amended and Restated Certificate of Incorporation.  If the stockholders approve the proposal to effect the reverse stock split, but do not approve the corresponding amendment to the Company's Amended and Restated Certificate of Incorporation, the Board would not have authority to file any Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation and would not effect a reverse stock split.

  •
  Stockholders approve the amendment to the Company's Amended and Restated Certificate of Incorporation but do not approve the reverse stock split.  The Board will not implement the amendment to the Company's Amended and Restated Certificate of Incorporation without the corresponding approval of a reverse stock split. If the stockholders approve the proposal to amend the Company's Amended and Restated Certificate of Incorporation, but not the proposal to effect the reverse stock split, the Board would not file any Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation and would not effect a reverse stock split.

  •
  Stockholders do not approve either proposal.  If the stockholders do not approve either proposal, the Board would not have the authority to file any Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation and would not effect a reverse stock split.

Background

        The Company has previously announced that it is exploring the separation of Rightside Group, Ltd. ("Rightside") from Demand Media and the pro rata distribution of Rightside common stock to Demand Media stockholders (the "Distribution," and collectively, the "Separation"). Prior to consummating the Separation, Demand Media is expected to enter into a separation and distribution agreement (the "Separation Agreement") and several other ancillary agreements with Rightside for the purpose of allocating various assets, liabilities and obligations between Demand Media and Rightside. Demand Media cannot provide any assurance that the Separation will be completed as it is subject to certain customary conditions and may be abandoned by Demand Media at any time.

        After completing the proposed Separation, the market price and trading ranges for Demand Media common stock may be significantly lower than the current market price and trading ranges due to the fact that Demand Media will have distributed all of its shares in Rightside to holders of Demand Media common stock and the market price and trading ranges of its common stock will no longer reflect the value of the Rightside business after the Distribution.

        As of April 21, 2014, there were                shares of Demand Media common stock issued and outstanding. The closing price of Demand Media's common stock on the NYSE on April 21, 2014 was $            and over the prior 52 weeks, Demand Media's stock price has ranged from a high of $            to a low of $            .

Purpose of the Reverse Stock Split

        The Board believes that it is in the best interests of Demand Media and its stockholders to reduce the number of issued and outstanding shares through a reverse stock split implemented in connection with the proposed Separation if the proposed Separation is consummated. Immediately following the completion of the reverse stock split, the number of shares of Demand Media common stock issued and outstanding will be reduced proportionately based on the reverse stock split ratio determined by the Board.

        The Board believes implementing a reverse stock split is likely to increase the market price for the Demand Media common stock as fewer shares will be outstanding. The Board further believes that the increased market price of Demand Media common stock expected as a result of implementing the reverse stock split may improve marketability and liquidity of Demand Media's common stock and may encourage interest and trading in Demand Media's common stock.

        For example, the Board believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. If the market price and trading ranges for Demand Media common stock were to be significantly lower following the Separation, the reverse stock split could increase the likelihood that Demand Media's common stock market price will stay at a level that would be viewed more favorably by potential investors and their advisors. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. A higher stock price after the reverse stock split may reduce this concern.

        The Board believes that approval of several options for the ratio of the reverse stock split provides it with flexibility to best achieve the stated purposes of the reverse stock split.

Board Discretion to Implement the Reverse Stock Split

        The Board expects to implement the reverse stock split immediately after the time of, and in connection with, the Separation.

        No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If Item 4 and Item 5 are approved by stockholders and the Board determines to implement the reverse stock split, Demand Media would communicate to the public, prior to the effective time of the reverse stock split, additional details regarding the reverse stock split (including the final reverse stock split ratio, as determined by the Board). The Board reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the reverse stock split is no longer in the best interests of the Company or its stockholders.

Certain Risks Associated with the Reverse Stock Split

        There can be no assurance that following the reverse stock split the market price of Demand Media common stock will increase in proportion to the reduction in the number of shares of Demand Media common stock issued and outstanding before the proposed reverse stock split or that the market price will not decline further following the reverse stock split. The total market capitalization of Demand Media common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split for reasons unrelated to the reverse stock split.

Impact of the Proposed Reverse Stock Split If Implemented

        The reverse stock split would affect all of Demand Media's stockholders uniformly and would not affect any stockholder's percentage ownership interests or proportionate voting power, except to the extent that the reverse stock split results in any of Demand Media's stockholders receiving cash in lieu of a fractional share. As described below, stockholders otherwise entitled to fractional shares as a result of the reverse stock split will receive cash payments in lieu of such fractional shares. These cash payments will reduce the number of post-reverse stock split stockholders to the extent there are presently stockholders who would otherwise receive less than one share of Demand Media common stock after the reverse stock split. Furthermore, because the number of authorized shares of Demand Media common stock will be reduced on a proportionate basis, the reverse stock split will not increase the Board's ability to issue authorized and unissued shares (proportionately to the issued and outstanding shares) without further stockholder action. The other principal effects of the reverse stock split will be that:

  •
  the number of issued and outstanding shares of Demand Media common stock will be reduced proportionately based on the final reverse stock split ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10, 1-for-11, or 1-for-12, as determined by the Board;

  •
  the number of authorized shares of Demand Media common stock will be reduced proportionately based on the final reverse stock split ratio;

  •
  based on the final reverse stock split ratio, the per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of Demand Media common stock issuable upon the exercise of all outstanding option awards and the vesting of all unvested stock units (including restricted stock units) will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon the exercise of such option awards will be reduced proportionately following the reverse stock split. These adjustments are in addition to (and may be made concurrently with, or separate from) the other adjustments to be made in connection with the Distribution (including the adjustments contemplated by Item 6: Approval of Stock Option Adjustment, described below);

  •
  the number of shares reserved for issuance and any maximum number of shares with respect to which equity awards may be granted to any participant under Demand Media's equity-based compensation plans will be reduced proportionately based on the final reverse stock split ratio; and

  •
  the reverse stock split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

        Although the number of outstanding shares of Demand Media common stock would decrease following the proposed reverse stock split, the Board does not intend for the reverse stock split to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

Fractional Shares

        Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of Demand Media common stock. After the transfer agent's completion of such sale, stockholders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata share of the total net proceeds of such sales.

        No transaction costs will be assessed on stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective time of the reverse stock split and the date payment is made for their fractional share interest in Demand Media common stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional share interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

        If you believe that you may not hold sufficient shares of Demand Media common stock at the effective time of the reverse stock split to receive at least one share in the reverse stock split and you want to continue to hold Demand Media common stock after the split, you may do so by either:

  •
  purchasing a sufficient number of shares of Demand Media common stock; or

  •
  if you have shares of Demand Media common stock in more than one account, consolidating your accounts,

so that in each case you hold a number of shares of Demand Media common stock in your account prior to the reverse stock split that would entitle you to receive at least one share of Demand Media common stock on a post-reverse stock split basis. Shares of common stock held in registered form (that is, stock held by you in your own name in Demand Media's stock register records maintained by our transfer agent) and stock held in "street name" (that is, stock held by you through a brokerage firm, bank, broker-dealer, or other similar organization) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

Effect on Registered and Beneficial Stockholders

        Upon the reverse stock split, we intend to treat stockholders holding shares of Demand Media common stock in "street name" (that is, held through a brokerage firm, bank, broker-dealer, or other similar organization) in the same manner as stockholders whose shares of Demand Media common stock are registered in their names with our transfer agent. Brokerage firms, banks, broker-dealers, and other similar organizations will be instructed to effect the reverse stock split for their beneficial holders holding shares of Demand Media common stock in "street name;" however, these organizations may apply their own specific procedures for processing the reverse stock split. If you hold your shares of Demand Media common stock in "street name," and if you have any questions in this regard, we encourage you to contact your broker or other nominee.

Effect on Registered "Book-Entry" Stockholders

        The Company's registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Demand Media common stock. They are, however, provided with a statement reflecting the number of shares of Demand Media common stock registered in their accounts.

  •
  If you hold registered shares of Demand Media common stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares of Demand Media common stock in registered book-entry form or your cash payment in lieu of any fractional share interest, if applicable.

  •
  If you are entitled to post-reverse stock split shares of Demand Media common stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the effective time of the reverse stock split indicating the number of shares of Demand Media common stock you hold.

  •
  If you are entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to you at your address of record as soon as practicable after the effective time of the reverse stock split. By signing and cashing this check, you will warrant that you owned the shares of Demand Media common stock for which you received a cash payment. See "Fractional Shares" above for additional information.

Effect on Registered Certificated Shares

        Some registered stockholders hold their shares of Demand Media common stock in certificate form or a combination of certificate and book- entry form. If any of your shares of Demand Media common stock are held in certificate form, you will receive a transmittal letter from the Company's transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-reverse stock split shares of Demand Media common stock for a statement of holding, together with any payment of cash in lieu of fractional shares to which you are entitled. When you submit your certificate representing the pre-reverse stock split shares of Demand Media common stock, your post-reverse stock split shares of Demand Media common stock will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-reverse stock split shares of Demand Media common stock you own in book-entry form that are registered in your name with our transfer agent. Demand Media will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-reverse stock split ownership interest.

        Beginning on the effective time of the reverse stock split, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. If you are entitled to a cash payment in lieu of any fractional share interest, payment will be made as described above under "Fractional Shares."

        STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Consequences

        The par value per share of Demand Media common stock will remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective time of the reverse stock split, the stated capital on the Company's balance sheet attributable to Demand Media common stock will be reduced proportionately based on the final reverse stock split ratio determined by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of Demand Media common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ended before the reverse stock split would be recast to give retroactive effect to the reverse stock split. As described above under "Impact of the Proposed Reverse Stock Split If Implemented," the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of Demand Media common stock issuable upon the exercise of outstanding options and upon the vesting of unvested stock unit awards (including restricted stock units) would decrease proportionately, in each case based on the final reverse stock ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

        Stockholders will not have dissenters' or appraisal rights under Delaware corporate law or under the Company's Amended and Restated Certificate of Incorporation in connection with the proposed reverse stock split.

Procedure for Effecting Reverse Stock Split

        If the stockholders approve Item 4 and Item 5 and the Board decides to implement the reverse stock split, the reverse stock split will become effective at such time as is specified in the Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation, which is referred to as the effective time of the reverse stock split. Beginning on the effective time of the reverse stock split, each certificate representing pre-reverse stock split shares of Demand Media common stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of Demand Media common stock.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

        The following discussion is a general summary of certain U.S. federal income tax consequences of the reverse stock split that may be relevant to U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder (the "Treasury Regulations"), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service ("IRS"), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the reverse stock split.

        This discussion is limited to holders that hold our common stock as "capital assets" within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax consequences relevant to such holders' particular circumstances, including the impact of the tax on net investment income imposed by Section 1411 of the Code. In addition, it does not address consequences relevant to holders subject to particular rules, including, without limitation:

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  persons that are not U.S. Holders (as defined below);

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  persons subject to the alternative minimum tax;

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  U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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  persons holding our common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

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  banks, insurance companies or other financial institutions;

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  real estate investment trusts or regulated investment companies;

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  brokers, dealers or traders in securities;

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  S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

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  tax-exempt organizations or governmental organizations;

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  persons deemed to sell our common stock under the constructive sale provisions of the Code;

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  persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

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  tax-qualified retirement plans.

        If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

        THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

        For purposes of the discussion below, a "U.S. Holder" is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is or is treated as: (1) an individual who is a citizen or resident of the United States; (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (4) a trust that (a) is subject to the primary supervision of a U.S. court and the control of one of more "United States persons" (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

        The reverse stock split should constitute a "recapitalization" for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder's aggregate tax basis in the shares of our common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder's holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

        A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder's tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder's holding period for our common stock surrendered exceeded one year at the effective time of the reverse stock split.

        Information Reporting and Backup Withholding.    A U.S. Holder (other than corporations and certain other exempt recipients) may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder's federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

 Vote Required

        The affirmative vote of the majority of our outstanding shares of common stock entitled to vote is required to authorize the Board to effect the reverse stock split. The affirmative vote of a majority of our outstanding shares of common stock entitled to vote is required to approve the corresponding amendment to Demand Media's Amended and Restated Certificate of Incorporation, subject to the Board's authority to abandon such amendment.

Board Recommendation

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE COMPANY'S PROPOSAL TO AUTHORIZE THE BOARD TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY AT A REVERSE STOCK SPLIT RATIO OF 1-FOR-5, 1-FOR-6, 1-FOR-7, 1-FOR-8, 1-FOR-9, 1-FOR-10, 1-FOR-11, OR 1-FOR-12, AS DETERMINED BY THE BOARD, AND "FOR" THE APPROVAL OF A CORRESPONDING AMENDMENT TO DEMAND MEDIA'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AND TO REDUCE PROPORTIONATELY THE TOTAL NUMBER OF SHARES OF COMMON STOCK THAT DEMAND MEDIA IS AUTHORIZED TO ISSUE, SUBJECT TO THE BOARD'S AUTHORITY TO ABANDON SUCH AMENDMENT.

ITEM 6
APPROVAL OF STOCK OPTION ADJUSTMENT

Overview

        We are seeking stockholder approval of an adjustment (the "Adjustment") to certain outstanding stock options in connection with the Distribution. If approved, it would permit our Board to adjust each outstanding Demand Media stock option with a per share exercise price that is greater than 120% of the price of our common stock on the last trading day prior to the Distribution (each such option, an "Eligible Option") by (i) reducing the per share exercise price of each Eligible Option to approximately 120% of the price of our common stock on such last trading day prior to the Distribution and (ii) making a corresponding reduction in the number of shares of common stock subject to the option such that the value of the adjusted option (the "Adjusted Option"), utilizing an appropriate valuation model, will be approximately equal before and after the Adjustment.

        We are seeking stockholder approval of this proposal by the affirmative vote of a majority of our outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote. If our stockholders approve this proposal, and our Board determines to implement the Adjustment, we expect to implement the Adjustment immediately prior to the Distribution (and prior to the reverse stock split if the proposed reverse stock split is approved, as set forth in Item 4).

        If our stockholders do not approve the Adjustment, Eligible Options will remain outstanding in accordance with their existing terms but will be adjusted as described below in connection with the Distribution.

Reasons for the Adjustment

        A significant majority of the options held by our employees, directors and consultants, whom we refer to collectively as employees for ease of reference, have exercise prices that exceed, in some cases significantly, the current market price of our common stock. For example, the closing price of our common stock on April 9, 2014 was $4.70, whereas the weighted average exercise price of all outstanding options was $10.01. As of April 9, 2014, approximately 80% of outstanding options have an exercise price that exceeds the current market price of the Company's common stock ("Underwater Options") and approximately 72% of outstanding options have per-share exercise prices of $6.00 or higher. In addition, as of April 9, 2014, our current executive officers hold 458,750 Underwater Options with a weighted-average exercise price of $12.87.

        Although equity awards continue to comprise an important component of our employees' total incentive package and provide us with a competitive advantage, we believe that employees generally perceive these Eligible Options to have little or no value due to the significant amount by which their exercise prices exceed the current market price of our common stock (i.e., the amount by which these options are underwater). The market for exceptional employees remains extremely competitive in the Internet and digital media industries, and we believe that these Underwater Options are largely ineffective at providing the incentives that our Board believes are necessary to motivate and retain our employees. Following the Distribution, we want to maximize the likelihood that these converted awards (as well as the remaining Demand Media options) will provide meaningful retention incentives and motivation to their holders.

        As of April 9, 2014, options covering only 104,284 shares remain unvested (the "Unvested Options"), which represents only 3% of our total outstanding options. Accordingly, in order to facilitate the Adjustment and conversion of our options in the Distribution, we expect to accelerate the vesting of the Unvested Options. All outstanding options will then be split into two options that include a Demand Media option and a Rightside option which, together, will have a combined value approximately equal to the pre-adjustment value of the underlying (pre-adjustment) option.

        In the absence of the Adjustment, the amount by which both the Rightside options and the Demand Media options resulting from the Distribution would be underwater following the Distribution (and thus the perceived value of the adjusted awards to employees) would be determined based on the amount by which the underlying Eligible Options are underwater prior to the Distribution. Accordingly, we believe it is important to adjust the exercise price of these Underwater Options (while approximately preserving their total existing value by also reducing the number of shares subject to the options) in connection with the Distribution in order to avoid the continuation of awards that are perceived by employees to have little or no value. The proposed Adjustment is intended to increase the likelihood that the post-Distribution options will help to incentivize, motivate and retain both our employees and Rightside's employees following the Distribution, which the Board believes would have a long-term positive impact on the respective businesses.

        A key objective of our equity incentive programs has been, and continues to be, to link the personal interests of employees to those of our stockholders while ensuring that we are competitive in our ability to hire and retain top talent in the Internet technology field. Consistent with this philosophy, our equity program continues to be broad-based. If approved by our stockholders, we expect the Adjustment would be an important component in our efforts to achieve these goals, and in the efforts of Rightside to achieve similar goals following the Distribution.

Alternatives Considered

        When considering how best to continue to provide incentives to and reward our employees who hold options that are significantly underwater, we considered making special grants of additional options at current market prices or making grants of another form of equity award such as restricted stock units, or RSUs. However, we decided against additional grants as we felt the increased overhang and dilution associated with grants sufficient to properly augment the underwater options was not warranted at this time.

The Adjustment

        After considering alternatives, our Board has decided to seek stockholder approval of the Adjustment. We have determined that an adjustment under which significantly underwater options are adjusted to cover a lesser number of shares at a reduced per-share exercise price that is approximately 120% of the price of our common stock on the last trading day prior to the Distribution (the "Adjustment Date") is the most desirable approach for a number of reasons, including the following:

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  The Adjustment offers a reasonable, balanced and meaningful incentive for our employees. As of April 9, 2014, approximately 80% of outstanding options were Underwater Options and approximately 72% of outstanding options have per share exercise prices of $6.00 or higher. In addition, as of April 9, 2014, our current executive officers hold 458,750 Underwater Options with a weighted-average exercise price of $12.87. We believe that these options no longer constitute effective incentives to motivate or help retain our employees. By exchanging significantly Underwater Options for a lesser number of options with lower exercise prices, we believe that the Adjustment would aid both motivation and retention of our employees and future Rightside employees, while better aligning the interests of employees and stockholders generally. The Board believes that better alignment of these interests following the Distribution will have long-term positive impacts on the separated businesses following the Distribution.

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  Because the Adjusted Options are expected to have approximately the same fair values for accounting purposes as the Eligible Options underlying such Adjusted Options, the chosen format should minimize the incremental compensation expense associated with the Adjustment (if any).

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  The Adjustment will reduce our equity award overhang. Not only do the Underwater Options have minimal retention value at their current exercise prices, but they also remain part of our total number of outstanding options, or overhang, until they are exercised or terminated. Because the Adjusted Options will cover fewer shares than the Eligible Options, the number of shares of common stock subject to all outstanding equity awards will be reduced, thereby reducing our overhang.

Details of the Adjustment

Implementing the Adjustment

        Our Board authorized the Company to seek stockholder approval for this proposal. If this proposal is approved by our stockholders, and our Board subsequently authorizes us to implement the Adjustment, each Eligible Option outstanding immediately prior to the Distribution will be adjusted pursuant to the Adjustment.

Eligible Options

        If implemented, the Adjustment will adjust each outstanding option with a per share exercise price greater than 120% of the fair market value of our common stock immediately prior to the Distribution.

Adjustment Ratios

        In connection with the Adjustment, Eligible Options will be divided into tranches based on their applicable exercise price and will be adjusted into a new number of Adjusted Options (at a reduced exercise price) using an adjustment ratio specific to the particular tranche of Eligible Options (each, an "Adjustment Ratio"). Multiple tranches of Eligible Options with similar exercise prices may be aggregated and adjusted based on a single Adjustment Ratio.

        In order to calculate the Adjustment Ratios and implement the Adjustment, we have engaged a third party valuation specialist to determine the fair value of each tranche of Eligible Options and the fair value of the corresponding tranche of Adjusted Options. Each Adjustment Ratio will be calculated based on these fair values in a manner intended to cause the Adjusted Options to have approximately the same fair value as the underlying Eligible Options (taking into account both the reduction in exercise price and the reduction in shares subject to the Eligible Option), thus preserving the aggregate value of such awards for their holders and minimizing the incremental compensation expense associated with the Adjustment, if any. The calculation of fair value using an appropriate valuation model takes into account many variables, such as the volatility of our stock and the expected term of an option. The actual Adjustment Ratios will be set by the Board, based on the valuations of the Eligible Options and the Adjusted Options as determined by our third party valuation specialist.

        The total number of shares subject to each Adjusted Option will be determined by converting the number of shares underlying the corresponding Eligible Option according to the Adjustment Ratio applicable to such Eligible Option and rounding down to the nearest whole share, and the exercise price of each Adjusted Option will be determined by reducing the exercise price of the Eligible Option to approximately 120% of the closing price of our common stock on the last trading day prior to the Distribution. The fair value of the Adjusted Option, based on an appropriate valuation model, will be approximately equal to the fair value of the Eligible Option prior to the Adjustment.

Participation

        Participation in the Adjustment will be automatic. If this proposal is approved, and if the Board determines to implement the Adjustment, then each Eligible Option outstanding immediately prior to the Distribution will be adjusted pursuant to the Adjustment.

Term of Adjusted Options

        The term of each Adjusted Option will be the same as the term applicable to the corresponding Eligible Option.

Treatment of Forfeited Shares

        Pursuant to the terms of our 2010 Incentive Award Plan, or the 2010 Plan, shares of our common stock subject to Eligible Options originally granted under the 2010 Plan that are forfeited in connection with the Adjustment would be returned to the 2010 Plan and would be eligible for future awards under the 2010 Plan. Shares of our common stock subject to Eligible Options originally granted under our Amended and Restated 2006 Equity Incentive Plan, or the 2006 Plan, that are forfeited in connection with the Adjustment would also be returned to the 2010 Plan and would be eligible for future awards under the 2010 Plan.

U.S. Federal Income Tax Consequences

        The Adjustment should be treated as non-taxable for U.S. federal income tax purposes, and we and our service providers should recognize no income for U.S. federal income tax purposes upon the adjustment of Eligible Options to Adjusted Options. The tax consequences of the Adjustment in foreign jurisdictions will depend on applicable foreign tax rules and regulations but will be fully disclosed to service providers subject to the tax laws of foreign jurisdictions.

Accounting Impact

        Prior to the Adjustment, we intend to accelerate the vesting of the Unvested Options, which we expect to be less than 70,000 options in the aggregate as of the Distribution. Accordingly, we will recognize the unamortized compensation expense associated with the Unvested Options that are accelerated as of the acceleration date. The Adjustment of Eligible Options is treated as a modification of the terms or conditions of the existing options for accounting purposes. As a result, the incremental compensation expense of the Adjusted Options will be recognized on the date of Adjustment. This incremental compensation expense will be measured as the excess, if any, of the fair value of each Adjusted Option, measured immediately following the Adjustment, over the fair value of the Eligible Options, measured immediately prior to the Adjustment. Because the adjustment ratio will be calculated to result in the fair value of Eligible Options being approximately equal to the fair value of the Adjusted Options, we do not expect the incremental compensation expense, if any, as a result of the Adjustment to be material.

Effect on Stockholders

        The Adjustment is intended to provide renewed incentives and motivate our employees and the employees of Rightside in connection with the Distribution, and to continue to create stockholder value and reduce the number of shares currently subject to outstanding options, thereby reducing the dilution in ownership that normally results from supplemental grants of new stock options or other awards. We expect that the Adjustment will reduce the number of shares subject to outstanding options; however, we are unable to predict the precise impact of the Adjustment on the number of shares subject to outstanding options because we cannot predict at this time how many Eligible Options will be adjusted in connection with the Adjustment and because we do not yet know the applicable Adjustment Ratios.

Vote Required

        Stockholder approval of this proposal requires the affirmative vote of a majority of our outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote.

Board Recommendation

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE ADJUSTMENT.

CORPORATE GOVERNANCE

        Our Board has adopted corporate governance guidelines to set forth a framework for its overall governance practices. These guidelines can be found in the corporate governance section of our investor relations website at http://ir.demandmedia.com/corporate-governance/corporate-governance-overview. In addition, these guidelines are available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary, Demand Media, Inc., 1655 26th Street, Santa Monica, California 90404.

Board Leadership Structure

        Our Board does not have a policy on whether the role of the chairman and chief executive officer should be separate and, if it is to be separate, whether the chairman should be selected from the independent directors. Until October 2013, the roles of the chairman and chief executive officer were combined with Richard Rosenblatt serving in both roles. The Board felt that Mr. Rosenblatt serving in both capacities, with a strong lead independent director, was appropriate. Moreover, the Board believed that Mr. Rosenblatt's industry expertise, strategic direction and thorough understanding of the Company's business provided the most effective leadership for the Company in the highly competitive and rapidly changing markets in which we operate. In addition, our corporate governance policies and practices provided for oversight of our business and senior management by experienced independent directors and minimized any potential conflicts that may have resulted from combining the positions of chairman and chief executive officer.

        In October 2013, following Mr. Rosenblatt's resignation, our Board designated Mr. Quandt to serve as the non-executive Chairman of the Board. Mr. Quandt had previously served as the lead independent director during the time Mr. Rosenblatt served as chairman. Mr. Quandt has served on our Board since 2008, and as such has gained a deep understanding of our business and industry over that time. Our Board believes that the current Board leadership structure is best for our Company and our stockholders at this time and will re-evaluate whether or not the roles of chairman and chief executive officer should remain separated after the Company has hired a new permanent chief executive officer.

        Our Board currently is comprised of seven independent members. A number of our independent Board members are currently serving or have served as members of senior management of other public companies and have served as directors of other public companies. We have three standing Board committees comprised solely of directors who are considered independent under all applicable NYSE listing standards. We believe that the number of independent, experienced directors that make up our Board benefits our Company and our stockholders.

Risk Oversight

        Our Board is primarily responsible for overseeing our risk management processes. Our Board, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face and reviews management's strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, our audit committee, nominating and corporate governance committee and compensation committee support our Board in discharging its oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach. In particular, the audit committee is responsible for considering and discussing our significant accounting and financial risk exposures and the actions management has taken to control and monitor these exposures, and the nominating and corporate governance committee is responsible for considering and discussing our significant corporate governance risk exposures and the actions management has taken to control and monitor these exposures. As needed and when requested, the audit committee and the nominating and corporate governance committee receive reports from management regarding an assessment of such risks. The compensation committee, with input from our management, assists our Board in reviewing and assessing whether any of our compensation policies and programs could potentially encourage excessive risk-taking. In considering our employee compensation policies and practices, the compensation committee reviews our policies related to payment of salaries and wages, commissions, benefits, bonuses, stock-based compensation and other compensation-related practices and considers the relationship between risk management policies and practices, corporate strategy and compensation.

        While the Board oversees our risk management, company management is responsible for day-to-day risk management processes. Our Board expects company management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit committee and the Board.

Director Independence

        Our Board has determined that all nominees for election to the Board at the annual meeting and all continuing directors are independent under the NYSE listing standards and Demand Media's corporate governance guidelines. The Board also determined that Robert Bennett, who served as a director and member of the audit committee in 2013, was independent under all applicable standards. Mr. Rosenblatt, who served as Chairman of the Board until October 2013, was not an independent director. In making these determinations, the Board considered all relationships between us and each director and each director's family members. With respect to Mr. Bhandari, the Board specifically considered his employment as a Managing Director at Goldman, Sachs & Co., to which the Company has paid investment banking fees, commitment fees and interest, and concluded that this relationship would not impede the exercise of independent judgment by Mr. Bhandari. With respect to Mr. Quandt, the Board considered the fact that his son was previously employed by the Company and concluded that this relationship would not impede the exercise of independent judgment by Mr. Quandt. The Board also considered the fact that Messrs. Quandt and Harman both serve on the board of directors of The FRS Company and concluded that this relationship would not impede their exercise of independent judgment.

Board Meetings

        Our Board held seventeen (17) in-person and telephonic meetings and acted by written consent four (4) times during 2013. During 2013, each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he served other than Mr. James, who attended at least 75% of the regularly convened quarterly board meetings, during which the Company's financial and operating performance is generally reviewed in greater detail. Except in unusual circumstances, the Chairman of the Board, or his designee, determines the order of business and the procedure at each meeting, including the regulation of the manner of voting and the conduct of business. During regularly convened quarterly board meetings, the Board usually spends a portion of such meetings in executive session without management or other employees present.

        We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory. One (1) director attended our annual meeting of stockholders in 2013.

Board Committees

        Our Board maintains a standing audit committee, nominating and corporate governance committee and compensation committee. Each committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE. The charter of each of these committees is available on the investor relations page of our website at http://ir.demandmedia.com/corporate-governance/corporate-governance-overview. In addition, the charters for each of our committees are available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary, Demand Media, Inc., 1655 26th Street, Santa Monica, California 90404. The membership of all of our standing Board committees as of the record date is as follows:

Director	Audit		Nominating and Governance		Compensation
James R. Quandt		C				**
Peter Guber				C
Fredric W. Harman				**		C
John A. Hawkins		**		**
Joshua G. James		**				**

"C"
Chairperson

**
Member

Audit Committee

        We have an audit committee that has responsibility for, among other things, overseeing management's maintenance of the reliability and integrity of our accounting policies and financial reporting and our disclosure practices; overseeing management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning; reviewing our annual and quarterly financial statements; appointing and evaluating our independent accounting firm and considering and approving any non-audit services proposed to be performed by the independent accountants; and discussing with management and our Board our policies with respect to risk assessment and risk management, as well as our significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures, if any. The audit committee met in person and telephonically twenty (20) times during fiscal 2013.

        The current members of our audit committee are Messrs. Hawkins, James and Quandt with Mr. Quandt serving as the committee's chair since March 2014. All members of our audit committee meet the requirements for financial literacy, and each of the members meets the requirements for independence, under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the NYSE. Our Board has also determined that Mr. Quandt is an audit committee "financial expert," as that term is defined by the applicable rules of the SEC, and has the requisite financial sophistication as defined under the applicable rules and regulations of the NYSE.

Nominating and Corporate Governance Committee

        We have a nominating and corporate governance committee that has responsibility for, among other things, recommending persons to be selected by our Board as nominees for election as directors and to fill any vacancies on our Board; considering and recommending to our Board qualifications for the position of director and policies concerning the term of office of directors and the composition of our Board; and considering and recommending to our Board other actions relating to corporate governance. The nominating and corporate governance committee met three (3) times during 2013. The members of our nominating and corporate governance committee are Messrs. Guber, Harman and Hawkins, with Mr. Guber serving as the committee's chair. All members of our nominating and corporate governance committee meet the independence requirements of the NYSE. When recommending persons to be selected by the Board as nominees for election as directors, the nominating and corporate governance committee considers such factors as the individual's personal and professional integrity, ethics and values, experience in corporate management, experience in the Company's industry, experience as a Board member of another publicly held company, academic expertise in an area of the Company's operations and practical and mature business judgment. In addition, the nominating and corporate governance committee considers diversity of relevant experience, expertise and background in identifying nominees for directors. When formulating its Board membership recommendations, the nominating and corporate governance committee will also consider any advice and recommendations offered by our Chief Executive Officer or our stockholders. The nominating and corporate governance committee may delegate any or all of its responsibilities to a subcommittee, but only to the extent consistent with the Company's certificate of incorporation, bylaws, corporate governance guidelines, NYSE rules and other applicable law.

        The nominating and corporate governance committee will consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide notice, which notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year's annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder's notice must be delivered, or mailed and received, not earlier than the 120th and not later than the 90th day prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times and in the forms required under our bylaws. As set forth in our bylaws, submissions must include, among other things, the name and address of the proposed nominee; the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned by such proposed nominee; information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act; a description of all direct and indirect compensation and other material monetary agreements during the past three years between the nominating person and the proposed nominee; and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder's notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our Corporate Secretary, at 1655 26th Street, Santa Monica, California 90404.

        The nominating and corporate governance committee did not receive any director recommendations from a stockholder for consideration at the 2014 annual meeting.

Compensation Committee

        We have a compensation committee that has responsibility for, among other things, reviewing management and employee compensation policies, plans and programs; monitoring performance and compensation of our executive officers and other key employees; preparing recommendations and periodic reports to our Board concerning these matters; and administering our equity incentive plans. The compensation committee met six (6) times during 2013. The members of our compensation committee are Messrs. Harman, James and Quandt, with Mr. Harman serving as the committee's chair. Our Board has determined that each of Messrs. Harman, James and Quandt is independent under all applicable rules and regulations of the SEC, the NYSE and the Internal Revenue Code. The compensation committee has the ability to delegate certain of its responsibilities to subcommittees in accordance with the Company's certificate of incorporation, bylaws, Section 162(m) of the Code, NYSE rules and other applicable law.

Compensation Committee Interlocks and Insider Participation

        Messrs. Harman, James and Quandt served as members of the Compensation Committee during fiscal 2013. No interlocking relationships exist between any member of our Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company. No member of the Compensation Committee is or has been an officer or an employee of Demand Media or its subsidiaries.

Communication with the Board

        Interested persons, including stockholders, may communicate with our Board by sending a letter to our Corporate Secretary at our principal executive offices at 1655 26th Street, Santa Monica, California 90404. Our Corporate Secretary will submit all correspondence to the chairman or to the lead independent director (if applicable) or any specific director to whom the correspondence is directed.

Code of Business Conduct and Ethics

        Our Board has adopted a code of business conduct and ethics that applies to all of our employees, executive officers and directors. Our code of business conduct and ethics can be found in the corporate governance section on the investor relations page of our website at http://ir.demandmedia.com/corporate-governance/corporate-governance-overview. In addition, our code of business conduct and ethics is available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary, Demand Media, Inc., 1655 26th Street, Santa Monica, California 90404.

 DIRECTOR COMPENSATION

        The following table sets forth information concerning the compensation earned by or paid to each of our non-employee directors during the year ended December 31, 2013. Directors who are affiliated with Spectrum Equity, Oak Investment Partners, Generation Partners and Goldman Sachs do not receive any compensation for their services as directors.

Name(1)	Fees Earned or Paid in Cash($)	Stock Awards($)(2)	Total($)
Robert R. Bennett(3)	45,000	61,425	106,425
Gaurav Bhandari	—	—	—
Peter Guber(4)	38,000	61,425	99,425
Fredric W. Harman	—	—	—
John A. Hawkins	—	—	—
Joshua G. James(5)	35,000	61,425	96,425
Victor E. Parker	—	—	—
James R. Quandt(6)	81,710	134,625	216,335

(1)
Mr. Rosenblatt, our former Chairman and Chief Executive Officer, is not included in this table because he was an employee of the Company and did not receive additional compensation for his service as a director while he was employed by the Company. All of the compensation paid to Mr. Rosenblatt for the services he provided to us while he was employed by the Company is reflected in the Summary Compensation Table.

(2)
Amounts reflect the aggregate grant date fair value of restricted stock units granted during 2013, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Information regarding the assumptions used to calculate the value of all restricted stock unit awards made to directors is provided in Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 17, 2014. There can be no assurance that awards will vest (and if the awards do not vest, no value will be realized by the individual), or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718.

(3)
Mr. Bennett resigned from our Board effective February 28, 2014 due to personal commitments. Fees earned consist of the $30,000 annual cash retainer earned by Mr. Bennett as an outside director and $15,000 earned for serving as chair of the audit committee. As of December 31, 2013, Mr. Bennett held 10,002 unvested restricted stock units and 34,375 unexercised stock options. All of Mr. Bennett's unvested restricted stock units and unexercised stock options were forfeited upon his resignation from our Board.

(4)
Fees earned consist of the $30,000 annual cash retainer earned by Mr. Guber as an outside director and $8,000 earned for serving as the chair of the nominating and corporate governance committee. As of December 31, 2013, Mr. Guber held 10,002 unvested restricted stock units and 50,000 unexercised stock options.

(5)
Fees earned consist of the $30,000 annual cash retainer earned by Mr. James as an outside director and $5,000 earned for serving as a non-chair member of the compensation committee. As of December 31, 2013, Mr. James held 10,002 unvested restricted stock units and 50,000 unexercised stock options.

(6)
Fees earned consist of (a) the $30,000 annual cash retainer earned by Mr. Quandt as an outside director; (b) $38,710 earned by Mr. Quandt for serving as the non-executive Chairman of the Board from October 14, 2013 through December 31, 2013; (c) $8,000 earned for serving as a non-chair member of the audit committee; and (d) $5,000 earned for serving as a non-chair member of the compensation committee. As of December 31, 2013, Mr. Quandt held 20,002 unvested restricted stock units and 50,000 unexercised stock options.

  Narrative Disclosure to Director Compensation Table

  Outside Directors Compensation Program

          Since 2010, the Company has maintained a compensation program (the "outside directors compensation program") for non-employee directors who are not affiliated with Spectrum Equity, Oak Investment Partners, Generation Partners or Goldman Sachs (the "outside directors"), which the Board amended in 2012. The outside director compensation program is intended to fairly compensate each outside director with cash and equity compensation for the time and effort necessary to serve as a member of our Board.

          Cash compensation.    Under the outside director compensation program, each outside director is entitled to receive an annual cash retainer of $30,000 for his or her services, payable in quarterly installments in arrears in conjunction with quarterly meetings of our Board. In addition, each outside director that serves as the chair of the audit committee, compensation committee or nominating and corporate governance committee is entitled to receive an additional annual cash retainer of $15,000, $10,000 and $8,000, respectively. Outside directors that serve as non-chair members of the audit committee, compensation committee or nominating and corporate governance committee are entitled to receive additional annual cash retainers of $8,000, $5,000 or $4,000, respectively.

          Equity compensation.    Pursuant to the Board's outside director compensation program, each outside director is entitled to receive a one-time restricted stock unit (RSU) award covering 18,750 shares of our common stock upon the outside director's initial election to the Board. In addition, on the date of each annual stockholder meeting, any outside director who will continue in service following such meeting is entitled to receive an annual RSU award covering 7,500 shares of our common stock. The RSU awards granted to the outside directors in calendar year 2013, and any RSUs granted to outside directors in 2014 and thereafter, vest in twelve substantially equal quarterly installments commencing on the three-month anniversary of the respective grant date, subject to the respective outside director's continued service on our Board. In addition, annual grants automatically accelerate and vest in full if an outside director ceases to be an outside director due to his death or disability or if an outside director stands for re-election but is not re-elected to the Board.

  Non-Executive Chairman Compensation

          In addition to the compensation he receives as an outside director, Mr. Quandt currently receives $15,000 per month as compensation for serving as the non-executive Chairman of the Board. Mr. Quandt was also granted an award of 15,000 restricted stock units on October 30, 2013 in connection with his appointment as the non-executive Chairman of the Board. The restricted stock units vested at a rate of 2,500 per month commencing on November 14, 2013 and each monthly anniversary thereafter through, and including, April 14, 2014.

 EXECUTIVE OFFICERS

          Set forth below is information regarding each of our executive officers as of April 21, 2014.

Name	Age	Position
Shawn Colo	41	Interim President and Chief Executive Officer
Mel Tang	39	Chief Financial Officer
Taryn J. Naidu	36	Executive Vice President, Domain Services

          Shawn J. Colo is our co-founder and has served as our Interim President and Chief Executive Officer since October 2013. Mr. Colo previously served as our Executive Vice President, Corporate Development, focusing on mergers and acquisitions as well as strategic corporate partnerships, from April 2006 until October 2013. During that time, Mr. Colo led our acquisitions of eHow, Society6, eNom and Name.com, among others, and he played a key role in identifying and developing the strategy for acquiring gTLD registry operator rights in connection with ICANN's program to expand the number of available gTLDs. From 1997 to 2006, Mr. Colo was a principal with Spectrum Equity Investors, a media and communications focused private equity firm, where he was responsible for sourcing and analyzing media and technology investment opportunities in the United States and Europe. Mr. Colo currently sits on the board of directors of KCRW, Southern California's leading National Public Radio affiliate, and participates on the Intel Capital Consumer Advisory Board. Mr. Colo holds a B.S.E. in Civil Engineering and Operations Research from Princeton University.

          Mel Tang has served as our Chief Financial Officer since August 2012, and he previously served as our Senior Vice President, Finance and Treasurer from August 2006 to August 2012. Prior to joining Demand Media, Mr. Tang was an investment banker at UBS Investment Bank from 2002 to 2006. Mr. Tang worked at Prime Ventures, LLC from 2000 to 2001 and as an investment banker at Donaldson, Lufkin & Jenrette Securities Corporation from 1998 to 2000. Mr. Tang graduated magna cum laude from the University of Pennsylvania with a B.S. in Economics (Finance) and a B.S. in Engineering (Mechanical Engineering and Applied Mechanics).

          Taryn J. Naidu has served as our Executive Vice President, Domain Services, operating our registrar business, which includes eNom and Name.com, since April 2011. Mr. Naidu served as our Senior Vice President, Registrar Services, from 2007 to April 2011, and he was a consultant to eNom from 2006 until he was appointed Senior Vice President in 2007. Mr. Naidu has led the registry team establishing our strategy for acquiring gTLD registry operator rights in connection with ICANN's program to expand the number of available gTLDs, building our technology platform to support our operated gTLDs and our back-end registry customers and establishing and implementing domestic and international business operations to support our registry operations. Mr. Naidu worked at Momentous Corporation, a Canadian domain name marketing services group, from 2002 to 2006, where he held various roles including Chief Executive Officer and President of Pool.com, a leading domain name auction company. Mr. Naidu holds a B.Sc. in Computer Science, with a minor in Mathematics from the University of Regina.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        The following discussion and analysis provides an overview of our executive compensation philosophy and describes the objectives of our executive compensation program. This section discusses the material components of our compensation arrangements with our named executive officers, the principles underlying the components of our executive compensation program and the factors relevant to an analysis of our policies and decisions. In addition, we explain how and why the compensation committee of our Board arrived at specific compensation policies and decisions involving our named executive officers during 2013.

        Our "named executive officers" for 2013 were Shawn Colo, Interim President and Chief Executive Officer; Richard M. Rosenblatt, former Chairman and Chief Executive Officer; Mel Tang, Chief Financial Officer; Taryn J. Naidu, Executive Vice President, Domain Services; Matthew Polesetsky, former Executive Vice President and General Counsel and Jeffrey Dossett, former Chief Revenue Officer. In October 2013, Mr. Rosenblatt resigned as our Chairman and Chief Executive Officer and Mr. Colo was appointed Interim President and Chief Executive Officer. Mr. Colo had previously served as our Executive Vice President, Corporate Development since co-founding the Company in April 2006. Mr. Dossett left the Company in December 2013 and Mr. Polesetsky left the Company in February 2014.

        Our compensation decisions for our named executive officers in 2013, including each of the key elements of our executive compensation program, are discussed in more detail below. Our compensation elements are designed to be flexible and complementary and to collectively serve the principles and objectives of our executive compensation program. The following discussion and analysis of our named executive officers' compensation arrangements should be read together with the compensation tables and related disclosures set forth below.

Overview

        The following table sets forth the key elements of our named executive officers' compensation, along with the primary objective associated with each element of compensation. Our compensation committee generally determines the overall compensation of our named executive officers and its allocation among the elements described, taking into account the objectives described and the analyses and advice provided by its compensation consultant as well as input from our management team.

Compensation Element	Primary Objective
Base salary	To compensate ongoing performance of job responsibilities and provide a fixed and knowable minimum income level as a necessary tool in attracting and retaining executives.
Annual performance-based cash compensation (bonuses and sales commissions, as applicable)	To incentivize the attainment of short-term corporate objectives and individual contributions to the achievement of those objectives.
Long-term equity incentive compensation
To emphasize long-term performance objectives by aligning the interests of our executives with stockholder interests and encouraging the maximization of stockholder value, while retaining key executives.
Severance and change in control benefits
To encourage the continued attention and dedication of our executives and provide reasonable individual security to enable our executives to focus on our best interests, particularly when considering strategic alternatives that may adversely impact our executives.
Retirement savings (401(k) plan with Company matching)	To encourage retirement savings in a tax-efficient manner.
Health and welfare benefits	To provide standard healthcare coverage and death and disability benefits as part of a market-competitive compensation package.

Executive Compensation Philosophy and Objectives

        We operate in the highly competitive and dynamic digital media and internet industries, which are characterized by frequent technological advances, rapidly changing market requirements, and the regular emergence of new market entrants. To succeed in this environment, we must continuously develop and refine new and existing products and services, devise new business models, and demonstrate an ability to quickly identify and capitalize on new business opportunities. To achieve these objectives, we need a highly talented and seasoned team of technical, sales, marketing, operations, financial and other business professionals, led by experienced and skilled executives. We recognize that our ability to attract and retain these professionals, including our executive officers, largely depends on how we compensate and reward our employees. We strive to create an environment that is responsive to the needs of our employees, including our executive officers, encourages teamwork, rewards commitment and performance, and is open to employee communication and continual performance feedback.

        For our executive officers, we have embraced a compensation philosophy of offering competitive compensation and benefits packages focused on long-term value creation that reward our executive officers for achieving certain financial, operational and strategic objectives. The principles and objectives of our compensation and benefits program for our executive officers, including our named executive officers, are to:

  •
  attract, engage and retain the best executives to work for us, with the necessary experience and managerial talent to enable us to be an employer of choice in the industries in which we operate;

  •
  align compensation with our corporate strategies, business and financial objectives and the long-term interests of our stockholders;

  •
  motivate and reward executives whose knowledge, skills, experience and performance ensure our continued success; and

  •
  ensure that our total compensation is fair, reasonable and competitive.

        The current compensation levels of our executive officers, including our named executive officers, primarily reflect the varying roles and responsibilities of each individual, while also factoring in the length of time each executive officer has been employed by the Company. The focus of our compensation arrangements with our executive officers has generally been to recruit skilled individuals to help us meet our product development, strategic corporate development, sales, customer acquisition and growth objectives, while continuing to achieve our financial growth goals, as well as to maintain the level of talent and experience needed to focus on the growth of the Company.

Roles of Our Compensation Committee and Chief Executive Officer in Compensation Decisions

        The compensation committee of our Board is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our Chief Executive Officer, Chief Financial Officer, and other executive officers. The initial compensation arrangements with our executive officers, including our named executive officers, have historically been determined in arm's-length negotiations with each individual executive after considering the role and responsibilities of such executive together with relevant peer group compensation data provided by the compensation committee's independent compensation consultant. Our Chief Executive Officer has typically been responsible for negotiating these arrangements (except with respect to his own compensation) with the oversight and final approval of our compensation committee. The compensation arrangements have been influenced by a variety of factors including the individual's experience and expertise; our financial condition and available resources; our need to fill a particular position; an evaluation of the competitive market (including a defined peer group) by third party experts, including the compensation committee's independent compensation consultant; the collective experience of the members of the compensation committee with other similarly situated companies; and the compensation levels of our other executive officers.

        In order to determine the compensation for Mr. Rosenblatt, our former Chief Executive Officer, for fiscal 2013, the compensation committee reviewed the past performance of Mr. Rosenblatt and, based on this review and the factors described above, set his total compensation, including each individual component of his total compensation. When Mr. Colo was appointed interim President and Chief Executive Officer in October 2013, the compensation committee determined to award Mr. Colo with additional cash and equity compensation commensurate with those interim roles during the interim period (as described below under "Executive Compensation—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table"). In determining the levels of this additional compensation, the compensation committee considered, among other things, the need to appoint and properly compensate an interim Chief Executive Officer that had both industry experience and extensive knowledge of the Company following the resignation of Mr. Rosenblatt. In determining compensation levels for fiscal 2013 with regard to our other named executive officers, the compensation committee reviewed the performance and experience of these named executive officers and considered relevant peer group compensation data provided by the compensation committee's independent compensation consultant. The compensation committee also consulted with and received input from Mr. Rosenblatt and the Company's senior human resources executive with regard to these executives and, in setting the compensation levels for these named executive officers, considered non-binding recommendations from Mr. Rosenblatt with respect to the total compensation (including the individual components thereof) of the other named executive officers. The compensation committee then set the total compensation, including each individual component of compensation, for these executive officers, taking into account the recommendations from our Chief Executive Officer with respect to our other named executive officers.

Engagement of Compensation Consultant

        The compensation committee is authorized to retain the services of one or more executive compensation advisors, in its discretion, to assist with the establishment and review of our compensation programs and related policies. Since 2010, the compensation committee has engaged Compensia, Inc., a national compensation consulting firm, to provide executive compensation advisory services in order to help evaluate our compensation philosophy and objectives, to identify and gather information with respect to a defined peer group and to provide guidance in administering our compensation program.

        In 2012, Compensia identified a peer group of comparable companies in the internet and technology sectors and prepared a competitive market analysis of our executive compensation program, in order to better understand the competitiveness of the compensation we offer to our executive officers and assist our compensation committee with determining appropriate levels of compensation to be provided to our executive officers. The market data included proxy information for companies in the peer group (where available) as well as data from a proprietary executive compensation survey that covered high-technology companies with annual revenues between $200 million and $500 million. The peer group used in 2012 consisted of the following companies: Ancestry.com, comScore, Constant Contact, DealerTrack Holdings, Dice Holdings, Digital River, Blucora (formerly InfoSpace), j2 Global, Kenexa, NIC, OpenTable, Shutterfly, The Active Network, ValueClick, Web.com Group and WebMD Health.

        In 2013, Compensia provided an updated market analysis utilizing the same peer group that it utilized for the 2012 competitive market analysis. For purposes of determining 2013 compensation for our executive officers, the Compensia report was used as the principle reference point by the compensation committee and considered together with the other factors described herein, including the collective experience of the members of the Company's compensation committee in establishing the compensation for other Internet technology companies. We anticipate that the compensation committee will regularly conduct a review of our executive officers' compensation and consider adjustments in executive compensation levels, based in part on updated reports from Compensia or another compensation consultant, as such reports may be updated from time to time.

        In early 2013, Compensia also prepared an equity utilization analysis for the compensation committee to consider when determining how many shares should be covered by awards to be granted to the Company's employees, including its executive officers, during 2013.

        The compensation committee has assessed the independence of Compensia pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Compensia from independently representing the compensation committee. Compensia was retained by, and serves at the discretion of, the compensation committee, and provided no material services to the Company in 2013 other than the services described in this section.

Say-On-Pay; Say-On-Frequency

        At our 2011 annual meeting, which was our first annual meeting as a public company, our stockholders cast an advisory vote on the compensation of our named executive officers (a "say-on-pay" vote). A substantial majority (94.9%) of the votes cast at that meeting voted in favor of the say-on-pay proposal and approved, on an advisory basis, the compensation of our named executive officers that was set forth in the related proxy statement. In evaluating our executive compensation program subsequent to this advisory vote, the compensation committee has considered the results of the say-on-pay vote as well as other factors discussed in this section. While each of these factors informed the compensation committee's decisions regarding the compensation of our named executive officers, in light of the high level of stockholder support received in 2011, the compensation committee has not implemented significant changes to our executive compensation program since that time.

        At our 2011 annual meeting, our stockholders also cast an advisory vote on the frequency with which our stockholders should be asked to vote on a say-on-pay proposal (the "say-on-frequency" proposal). A substantial majority (94.8%) of the votes cast at that meeting voted in favor of a triennial say-on-pay vote. Accordingly, our Board decided to provide our stockholders with the opportunity to provide an advisory vote on our executive compensation every three years, and a say-on-pay proposal is included in this proxy statement and will be voted on at our 2014 annual meeting. Following this annual meeting, we will hold our next say-on-pay and say-on-frequency vote at our annual meeting in 2017. The compensation committee intends to consider the outcome of this year's say-on-pay vote, as well as future say-on-pay votes, when making future compensation decisions regarding our named executive officers.

Principal Components of Executive Compensation Program

        We designed the principal components of our executive compensation program to fulfill one or more of the principles and objectives described above. As noted above, compensation of our named executive officers during 2013 consisted of the following elements:

  •
  base salary;

  •
  annual incentive cash compensation (bonuses) and sales commissions, as applicable;

  •
  equity incentive compensation;

  •
  certain severance and change in control benefits;

  •
  a retirement savings (401(k) plan with a Company matching benefit); and

  •
  health and welfare benefits and certain limited perquisites and other personal benefits.

        We view each component of our executive compensation program as related but distinct and, historically, not all components have been provided to all executive officers. We also regularly reassess the total compensation of our executive officers to ensure that our overall compensation objectives are met. In determining the appropriate amount for each compensation component, the compensation committee considers its understanding of the competitive market based on the collective experience of its members and the market analysis provided by its compensation consultant; the Company's recruiting and retention goals; the Company's preference for internal equity and consistency among similarly situated executives; the length of service of the executive officers; the Company's overall performance and other considerations the compensation committee considers relevant. Except as described below, we have not adopted any formal or informal policy or guidelines for allocating compensation among currently-paid and long-term compensation, cash and non-cash compensation, or different forms of non-cash compensation. Furthermore, we do not engage in any formal benchmarking of compensation. However, the compensation committee attempts to target aggregate compensation for the Company's executive officers at approximately the 50th percentile for each applicable executive position for the defined peer group identified by its independent compensation consultant.

        We offer cash compensation in the form of base salaries and annual bonuses, including performance-based and discretionary bonuses under our Company-wide annual non-equity incentive plan, which we believe appropriately rewards our executive officers for their individual contributions to our business. With respect to Mr. Dossett only, we offered him, in lieu of an annual bonus opportunity, an opportunity to earn commissions based on our brand advertising and social media sales success to properly incentivize and reward him for his role in this component of our business.

        A key component of our executive compensation program is equity awards covering shares of our common stock. We emphasize the use of equity awards with time-based vesting in order to incentivize our executive officers to focus on the growth of our overall enterprise value and, correspondingly, the creation of value for our stockholders over time. The use of equity awards also allows us to preserve capital. Through this compensation practice, we have tied a greater percentage of each executive officer's total compensation to stockholder interests and kept total cash compensation at comparatively modest levels relative to our peer group, while providing the opportunity to be well-rewarded through the value of appreciated equity awards if we perform well over time. While we offer relatively competitive base salaries, we believe, based on the collective experience of the members of our compensation committee, that stock-based compensation is a more significant motivator in attracting skilled officers and employees for internet-related and other technology companies.

        The following describes the primary components of our executive compensation program for each of our named executive officers during 2013, the rationale for that component, and how compensation amounts were determined. While we have identified particular compensation objectives that each element of executive compensation serves, as noted above, our compensation programs are designed to be flexible and complementary and to collectively serve all of the executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation policy, each individual element serves each of our compensation objectives to some extent.

Base Salary

        To obtain the skills and experience that we believe are necessary to lead our growth, most of our executive officers, including the named executive officers, have been hired from larger organizations and/or from organizations that we acquired and subsequently integrated into our operations. Generally, their initial base salaries were established through arm's-length negotiation at the time the individual was hired, taking into account his or her qualifications, experience and prior salary level.

        Thereafter, the base salaries of our executive officers, including the named executive officers, have been reviewed periodically by the compensation committee, and adjustments have been made as deemed appropriate based on such factors as the scope of an executive officer's responsibilities, individual contribution, prior experience, sustained performance and competitive market analysis of a defined peer group. Decisions regarding base salary adjustments may also take into account the executive officer's current base salary, equity ownership and the amounts paid to the executive's peers or predecessors inside the Company. In making base salary adjustments, the compensation committee also took into consideration, in certain circumstances, the collective experience of its members with other similarly situated internet media and technology companies. Base salaries are also customarily reviewed at the time of a promotion or other significant change in an executive officer's role or responsibilities.

        In early 2013, the compensation committee approved base salary increases of approximately 3% for Messrs. Colo, Rosenblatt and Tang, approximately 4% for Mr. Dossett and approximately 10% for Messrs. Naidu and Polesetsky, effective April 1, 2013. The base salary increases reflected modestly improved market conditions, were based on each executive's level of responsibility and were intended to bring the named executive officers' base salaries in line with levels that the compensation committee determined to be the market standard for cash compensation paid to similarly-situated executives at other peer companies based on their general knowledge of the competitive market and the advice of Compensia.

        In connection with his promotion to Chief Revenue Officer, the compensation committee approved a base salary increase of 20% for Mr. Dossett effective as of June 1, 2013. Mr. Dossett's base salary increased from $250,000 to $300,000, reflecting the compensation committee's desire to provide him with a market-standard salary commensurate with his new role.

        In October 2013, in connection with Mr. Colo's appointment as Interim President and Chief Executive Officer, the compensation committee approved a letter agreement with Mr. Colo that modifies his existing employment agreement with the Company. Pursuant to the letter agreement, Mr. Colo receives a base salary of $60,000 per month for each month that he serves as Interim President and Chief Executive Officer. Once the Board has determined that Mr. Colo has completed his service in these interim roles (whether as a result of the hiring of a permanent Chief Executive Officer and/or President or otherwise), the base salary and other terms of his existing employment agreement will once again apply as long as Mr. Colo remains employed by the Company.

        The base salaries paid to each named executive officer during 2013 are set forth in the "Summary Compensation Table" below.

Annual Incentive Cash Compensation and Sales Commission

        We also use cash incentive awards to motivate our executive officers to achieve short-term financial and strategic objectives linked to our longer-term growth and other goals. Although our named executive officers have agreed upon target annual incentive award opportunities (other than Mr. Dossett who was eligible to receive commissions in lieu of an annual bonus opportunity), the determination of whether and how much of a target incentive award is paid is made at the discretion of the compensation committee, based in part on the Company's performance against our annual operating plan and non-financial operating objectives, which are established at the outset of each year after discussion with the Company's senior management team. The compensation committee also has the authority to award discretionary bonuses in addition to the target incentive award opportunities, including discretionary bonuses payable to our named executive officers, by taking into consideration factors that it deems appropriate, including the respective named executive officer's contributions to the Company's performance and strategic direction during 2013.

        In prior years, the annual cash incentive payouts for the named executive officers were based on the funding of our company-wide incentive award pool, which was funded based on our achievement of pre-established targets of Adjusted EBITDA (before expenses associated with the Company-wide incentive award pool). Under the Adjusted EBITDA-based 2013 incentive award plan, the incentive award pool's full target (100%) was $8.9 million if the Company achieved Adjusted EBITDA (before expenses associated with the Company-wide incentive award pool) of $127.3 million, and funded at less than 100% of target at Adjusted EBITDA levels below that amount. For fiscal year 2013, the Company's Adjusted EBITDA (before expenses associated with the Company-wide incentive award pool) was approximately $92.9 million, due principally to the unanticipated loss of high-margin revenues related to the Company's content and media business resulting from lower traffic to the Company's core web properties and, as a result, the minimum Adjusted EBITDA target was not met.

        In August 2013, the compensation committee authorized management of the Company to begin accruing for a Company-wide bonus pool targeted at $4.5 million (the "Discretionary Bonus Pool"), in order to incentivize the Company's senior management and employees to focus on investments and decisions that the compensation committee believed could lead to the Company's long-term success, notwithstanding their impact on short-term financial and operating results. The Discretionary Bonus Pool was intended to fund bonuses for all bonus-eligible employees of the Company, including the named executive officers, based on the attainment of individual performance goals and accomplishments, while also considering the employees' overall contribution to the Company's operating performance and long-term strategic direction. Principally, the Board and the compensation committee were focused on the Company's shift towards a business model that was less dependent on search referral traffic to its web properties and included community-based commerce platforms while also pursuing a separation of its domain name services business from its content and media business.

        The compensation committee determined that our named executive officers (other than Mr. Rosenblatt, who resigned in 2013, and Mr. Dossett, who was eligible to receive a sales incentive commission in lieu of an annual bonus opportunity), should receive discretionary bonus awards under the Discretionary Bonus Pool at 40% of their respective target bonus opportunities. In determining to pay bonuses at 40% of target for our senior management, including our named executive officers, the compensation committee considered the significant individual and collective efforts of our executive officers and their contributions to the Company's operating performance during a year in which the Company dedicated substantial resources towards continuing to improve its production and distribution platform and investing in the necessary infrastructure to pursue its generic Top Level Domain ("gTLD") initiative, while (i) continuing to execute on the Company's previously announced separation of its domain name services business from its content and media business and (ii) shifting its business model to one that is less dependent on search referral traffic to its web properties and complements its core media properties with community-based commerce platforms. In addition, awarding the executives bonuses at 40% of their respective target enabled the Company to generally pay higher bonuses to non-executive employees, in order to recognize the employees' individual accomplishments and non-financial performance during 2013.

        In determining the discretionary bonus payout for Mr. Colo, the compensation committee considered factors including his business and corporate development efforts during 2013, including managing the acquisitions of Creativebug and Society6, among other factors, prior to his assuming the roles of Interim President and Chief Executive Officer, for which he was compensated separately. In determining the discretionary bonus payouts for Messrs. Tang, Naidu and Polesetsky, the compensation committee considered factors including, but not limited to, the interim Chief Executive Officer's annual performance review of the other named executive officers which evaluates, among other things, the respective executive's initiative, teamwork and management and communications skills.

        The following table provides each eligible named executive officer's applicable target cash incentive for 2013 and actual cash incentive award earned in 2013 (and paid in 2014). Mr. Rosenblatt resigned in 2013 and therefore was not eligible to receive a bonus with respect to 2013 services.

Named Executive Officer	2013 Target Bonus (% Base Salary)	2013 Bonus (% of Target Bonus)
Shawn Colo(1)	$131,000	$40,900
	(50%)	(31%)
Richard M. Rosenblatt(2)	$502,000	—
	(100%)	—
Mel Tang	$199,700	$79,900
	(63%)	(40%)
Taryn J. Naidu	$129,500	$51,800
	(50%)	(40%)
Matthew P. Polesetsky(3)	$129,500	$45,100
	(50%)	(35%)
Jeffrey Dossett(4)	—	—
	—	—

(1)
Mr. Colo's target bonus was equal to 50% of his 2013 annual base salary paid in connection with his service as Executive Vice President (from January 1, 2013 through October 14, 2013) before he was appointed to Interim President and Chief Executive Officer. His actual bonus amount represents 40% of his target bonus. He did not receive any additional bonus for the period in which he served as Interim President and Chief Executive Officer.

(2)
Mr. Rosenblatt resigned his positions as Chairman of the Board and Chief Executive Officer in October 2013 and was not entitled to a bonus for 2013 following such resignation.

(3)
Mr. Polesetsky's actual bonus amount represents 40% of his target bonus, prorated for the period from January 1, 2013 through November 14, 2013, when Mr. Polesetsky went on a leave of absence from the Company.

(4)
In his position as Chief Revenue Officer, Mr. Dossett was not entitled to receive a bonus under the Company's non-equity incentive compensation plan pursuant to the terms of his employment agreement.

        For purposes of reporting these amounts in the Summary Compensation Table below, because the Company did not achieve the minimum Adjusted EBITDA requirement for funding the annual incentive award pool, each named executive officer's cash award is considered discretionary and therefore reported in the "Bonus" column.

        For purposes of the 2013 annual incentive award plan, "Adjusted EBITDA" is defined as net income (loss) before income tax expense, other income (expense), interest expense (income), depreciation, amortization, stock-based compensation, the financial impact of acquisition and realignment costs, formation expenses directly related to our gTLD initiative, and any gains or losses on certain asset sales or dispositions. Acquisition and realignment costs include such items, when applicable, as non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs; legal, accounting and other professional fees directly attributable to acquisition activity; and employee severance payments attributable to acquisition or corporate realignment activities.

        For 2013, Mr. Dossett's was eligible to earn a sales incentive commission in accordance with the Company's sales incentive plan with a 2013 sales incentive target of $200,000, which amount was targeted to be equal to (i) 0.39% of a target sales quota generated by his sales teams for the first half of 2013 and (ii) 0.21% of a target sales quota generated by his sales teams for the second half of 2013. These targets were subject to adjustment at the discretion of management. Mr. Dossett's sales incentive commission payment for 2013 is set forth in the Summary Compensation Table below.

Long-Term Equity Incentives

        The goals of our long-term equity incentive awards are to incentivize and reward our executive officers, including our named executive officers, for long-term corporate performance based on the underlying value of our common stock and, thereby, to align the interests of our executive officers with those of our stockholders. We currently maintain the 2006 Plan and the 2010 Plan, pursuant to which we have granted and, with respect to the 2010 Plan, expect to continue to grant, various equity awards. As of the adoption of the 2010 Plan, no further grants have been or will be made under the 2006 Plan.

        To reward our executive officers in a manner that best aligns their interests with the interests of our stockholders, we have used restricted stock, stock options and, more recently, restricted stock units as key equity incentive vehicles. We believe these awards provide meaningful incentives to our executive officers to achieve increases in the value of our stock over time, and are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of these incentive awards to our future performance. We also believe that our long-term equity compensation encourages the retention of our named executive officers because the vesting of equity awards is generally based on continued employment rather than short-term performance objectives.

        The size and form of the initial equity awards granted to our named executive officers were established through arm's-length negotiation at the time the individual was hired. In making these awards, we considered, among other things, the prospective role and responsibility of the individual, competitive factors, the amount of equity-based compensation held by the executive officer at his or her former employer, the compensation committee's collective experience with compensation paid in respect of similar roles and in companies in similar stages of growth and industries as us at the time the executive officer was hired, the cash compensation to be paid to the executive officer and the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

        We generally make annual "refresher" stock option and/or restricted stock unit grants to our employees and executive officers, including our named executive officers, as part of our annual review process. The number of shares of common stock subject to "refresher" grants varies from individual to individual, but generally depends on length of service; individual performance history; job scope, function, and title; the value and size of that officer's outstanding equity awards and comparable awards granted to other individuals at similar levels. The size of the pool of grants made available under "refresher" grants, and subsequently granted to our employees and executive officers, including our named executive officers, is decided by the compensation committee, taking into consideration the non-binding recommendation of our senior management team. The compensation committee has also drawn upon the experience of its members to assess the competitiveness of the market together with certain analyses of the Company's equity awards relative to its peer group prepared by Compensia in determining equity awards.

        In February 2013, we granted Mr. Rosenblatt awards of 250,000 restricted stock units and 230,000 stock options as part of the compensation committee's assessment of Mr. Rosenblatt's performance and to incentivize him to provide strategic and executive leadership during a period of transition in the Company's core business. The compensation committee also considered the fact that Mr. Rosenblatt had not been granted any equity awards since August 2010, which was prior to the Company's initial public offering in January 2011. The restricted stock unit award vested as to 1/16th of the restricted stock units on each of February 15, 2013, May 15, 2013 and August 15, 2013. The remaining unvested restricted stock units were forfeited upon Mr. Rosenblatt's resignation from the Company in October 2013. The shares subject to the stock option award began vesting in 48 equal monthly installments beginning on March 7, 2013 and the options were to vest over a four-year vesting period, subject to Mr. Rosenblatt's continued employment. All of the unvested options were forfeited when

Mr. Rosenblatt resigned and the vested options subject to the award expired unexercised in January 2014.

        In April 2013, we granted Messrs. Tang, Naidu, Polesetsky and Dossett each an annual "refresher" award of 78,000, 50,000, 47,750 and 50,000 restricted stock units, respectively. Each of these restricted stock unit awards vested as to 1/16th of the restricted stock units on May 15, 2013, and will continue to vest in fifteen substantially equal installments quarterly thereafter, subject to continued employment through the applicable vesting date. In July 2013, in connection with his promotion to Chief Revenue Officer, we granted Mr. Dossett an additional award of 50,000 restricted stock units, which vested as to 1/16th of the restricted stock units on August 15, 2013, and continued to vest in fifteen substantially equal installments quarterly thereafter, subject to continued employment through the applicable vesting date.

        In May 2013, we granted Mr. Colo an award of 50,000 restricted stock units for his continued leadership with respect to corporate development efforts and strategic decision-making. In October 2013, in connection with Mr. Colo being appointed our Interim President and Chief Executive Officer, we granted Mr. Colo an award of 60,000 restricted stock units, which vested at a rate of 10,000 per month commencing on November 14, 2013 and ending on April 14, 2014.

        Pursuant to the terms of the named executive officers' agreements with the Company, these awards are subject to accelerated vesting under certain circumstances, as described below under "Potential Payments Upon Termination or Change in Control."

Retirement Savings and Other Benefits

        We maintain a 401(k) retirement savings plan for our employees based in the U.S., including the named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to contribute pre-tax amounts and/or post-tax amounts, up to a statutorily prescribed limit, to the 401(k) plan. Effective January 1, 2013, the Company began matching 50% of contributions made by participants (including our named executive officers) in the 401(k) plan, up to a contribution level of 6% of the respective participant's annual gross salary for the then-current calendar year. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. These benefits are provided to our named executive officers on the same general terms as they are provided to all of our full-time U.S. employees.

Employee Benefits and Perquisites

        Additional benefits received by our employees, including the named executive officers, consist of medical, dental, and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance and basic life insurance coverage. These benefits are provided to our named executive officers on the same general terms as they are provided to all of our full-time U.S. employees, with the exception of certain additional medical and dental coverage, which covers participating executives, including our named executive officers, for which the Company paid approximately $3,169 per participating executive in premiums and additional costs during 2013 (with such amount prorated to $2,641 for Mr. Rosenblatt). We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices in the competitive market.

        Mr. Rosenblatt, our former Chief Executive Officer was eligible to receive Company-paid personal financial management services. We provided this benefit to assist him in efficiently managing his time and financial matters so he could better focus on his work duties. The cost of such services in 2013 was

$14,413 for Mr. Rosenblatt. We do not view perquisites or other personal benefits as a material component of our executive compensation program. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment, motivation and/or retention purposes. Future practices with respect to perquisites or other personal benefits for our named executive officers will be approved and subject to periodic review by the compensation committee.

Severance and Change in Control Benefits

        As more fully described below under the captions "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" and "Potential Payments Upon Termination or Change in Control," each named executive officer's employment agreement provides for certain payments and/or benefits upon a qualifying termination of service and/or in connection with a change in control. We believe that severance and change in control protections are important components of our named executive officers' compensation packages because these protections provide security and stability that help enable our executive officers to focus on their duties and responsibilities to the Company and to act with the best interests of the Company and its stockholders in mind at all times, even under circumstances where the interests of the Company and its stockholders may be adverse to the officer's job security. We further believe that the risks to job security associated with executive officer roles are heightened for public company officers due to market factors, takeover potential and other typical pressures on publicly traded companies. Accordingly, the compensation committee has determined that severance and change in control protections are appropriate in the public company context under our named executive officers' agreements with the Company. In determining the amounts of, and triggers applicable to, the various benefits and protections described below, the compensation committee considered input provided by Compensia as to the appropriate levels and triggers, but based its ultimate determinations as to appropriate terms and conditions on the collective experience of its members.

        As described in greater detail below under "Potential Payments Upon Termination or Change in Control," severance triggers provided in our named executive officers' agreements with the Company as of December 31, 2013 (other than Messrs. Rosenblatt and Dossett, who resigned or left the Company prior to December 31, 2013) included: (i) termination "without cause" or due to death or disability, (ii) for Mr. Tang, termination for "good reason" (in all contexts), and (iii) for Messrs. Colo, Naidu and Polesetsky, termination for "good reason" only in the context of a change in control. We believe that terminations "without cause" or due to death or disability constitute the types of non-culpable and unanticipated events which, absent suitable protections, often give rise to anxiety and distraction and are therefore appropriate severance triggers. In addition, we believe that our most senior officers are particularly susceptible to the types of demotion and other constructive terminations against which "good reason" severance triggers are generally intended to protect and, accordingly, we believe that "good reason" severance triggers are appropriate for Mr. Tang. Finally, we believe that, following a change in control, all officers are subject to a heightened risk of demotion or other constructive termination and, therefore, we included "good reason" severance triggers for Messrs. Colo, Naidu and Polesetsky in the change in control context. Mr. Rosenblatt resigned in October 2013 and Mr. Dossett left the Company in December 2013, and neither were entitled to any severance or termination payments in connection with, or following, their departures.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code

        Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly-held corporation for any individual remuneration in excess of $1 million paid in any taxable year to its chief executive officer and each of its other named executive officers, other than its chief financial officer. However, remuneration in excess of $1 million may be deducted if, among other things, it qualifies as "performance-based compensation" within the meaning of the Internal Revenue Code.

        To the extent that the Section 162(m) deduction disallowance becomes applicable to the Company, the compensation committee may seek to qualify the variable compensation paid to our named executive officers for an exemption from such deductibility limitations (which may include annual incentive awards, equity awards and/or other compensation). As such, in approving the amount and form of compensation for our named executive officers, the compensation committee generally considers all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Internal Revenue Code. The compensation committee has, and may in the future, in its judgment, authorize compensation payments that do not comply with an exemption from the deductibility limit in Section 162(m) of the Internal Revenue Code when it believes that such payments are appropriate to attract and retain executive talent.

        Furthermore, we do not expect Section 162(m) of the Internal Revenue Code to apply to certain awards granted under the 2010 Plan until the earliest to occur of our annual stockholders' meeting in 2015, a material modification of the 2010 Plan or exhaustion of the share supply under the 2010 Plan. However, performance criteria may be used with respect to performance awards that are not intended to constitute qualified performance-based compensation pursuant to Section 162(m) currently and in the future.

Section 280G of the Internal Revenue Code

        Section 280G of the Internal Revenue Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Internal Revenue Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting of stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Internal Revenue Code based on the executive's prior compensation. In approving the compensation arrangements for our named executive officers in the future, the compensation committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Internal Revenue Code. However, the compensation committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Internal Revenue Code and the imposition of excise taxes under Section 4999 of the Internal Revenue Code when it believes that such arrangements are appropriate to attract and retain executive talent.

Section 409A of the Internal Revenue Code

        Section 409A of the Internal Revenue Code requires that "nonqualified deferred compensation" be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Internal Revenue Code.

Accounting for Stock-Based Compensation

        We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date "fair value" of their stock-based awards using a variety of approved assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of stock options, restricted stock, restricted stock units and other equity-based awards under our equity incentive award plans will be accounted for under ASC Topic 718. The compensation committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Compensation Committee Report

        The following report of the Compensation Committee shall not be deemed to be "soliciting material" or to otherwise be considered "filed" with the SEC, and such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee of the Board
Fredric W. Harman—Chairperson
Joshua G. James
James R. Quandt

Summary Compensation Table

        The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2013, 2012 and 2011.

Name and Principal Position	Year	Salary($)	Bonus($)(1)		Stock Awards($)(2)	Option Awards($)	Non-Equity Incentive Plan Compensation($)		All Other Compensation($)(3)	Total($)
Shawn Colo,	2013	360,570	40,900		714,900	—	—		12,906	1,129,276
Interim President and Chief
Executive Officer(4)
Richard M. Rosenblatt,	2013	417,771	—		2,120,000	902,474	—		24,729	3,464,974
former Chairman and Chief	2012	475,792	56,490		—	—	397,710		25,623	955,615
Executive Officer(5)	2011	450,000	90,000		—	—	360,000		23,335	923,335
Mel Tang,	2013	316,975	79,900		647,400	—	—		12,906	1,057,181
Chief Financial Officer(6)	2012	259,568	16,836		1,436,459	—	118,764		8,983	1,840,610
Taryn J. Naidu,	2013	258,969	51,800		415,000	—	—		12,906	738,675
Executive Vice President,	2012	239,406	13,744		1,410,000	—	96,956		8,983	1,769,089
Domain Services	2011	235,000	23,500		798,000	—	94,000		10,000	1,160,500
Matthew P. Polesetsky,	2013	225,844	45,100		396,325	—	—		9,262	676,531
former Executive Vice President
and General Counsel(7)
Jeffrey Dossett,	2013	288,817	—	(9)	749,500		201,745	(9)	15,656	1,255,718
former Chief Revenue Officer(8)

(1)
Amounts for 2013 reflect the payment of discretionary annual bonuses awarded to the named executive officers with respect to 2013 performance. The entire amount of the annual bonuses awarded to the named executive officers for 2013 was discretionary.

(2)
Amounts for 2013 reflect the aggregate grant-date fair value of stock options or restricted stock units granted during 2013 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all such awards made to executive officers in Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 17, 2014. There can be no assurance that awards will vest (and if awards do not vest, no value will be realized by the individual), or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718.

(3)
Amounts under the "All Other Compensation" column consist, as applicable, of company payments of financial planning services, premiums for supplemental medical and dental benefits, and premiums for life insurance, accidental death and dismemberment insurance, and short-term and long-term disability coverage. Details regarding the amounts included in "All Other Compensation" for 2013 are set forth in the following table.

Name	Year	Supplemental Health Premiums($)	Financial Planning($)	Insurance Premiums($)	401(k) Plan Matching($)
Mr. Colo	2013	3,169	—	987	8,750
Mr. Rosenblatt	2013	2,641	14,413	822	6,853
Mr. Tang	2013	3,169	—	987	8,750
Mr. Naidu	2013	3,169	—	987	8,750
Mr. Polesetsky	2013	3,169	—	1,047	5,046
Mr. Dossett	2013	3,169	—	987	11,500
(4)
Mr. Colo was not a "named executive officer" of the Company in fiscal year 2011 or 2012.

(5)
Mr. Rosenblatt resigned as our Chief Executive Officer, effective October 31, 2013. The amounts included in the above table reflect his compensation for January 2013 through October 2013.

(6)
Mr. Tang was not a "named executive officer" of the Company in fiscal year 2011.

(7)
Mr. Polesetsky was not a "named executive officer" of the Company in fiscal year 2011 or 2012. Mr. Polesetsky went on a leave of absence from the Company effective November 15, 2013. The Salary and Bonus amounts included in the above table reflect his compensation for January 1, 2013 through November 14, 2013.

(8)
Mr. Dossett was not a "named executive officer" of the Company in fiscal year 2011 or 2012. Mr. Dossett left the Company, effective December 16, 2013. The amounts included in the above table reflect his compensation for January 1, 2013 through December 16, 2013.

(9)
Mr. Dossett was not eligible for an annual bonus for 2013 since he was entitled to earn a sales incentive commission under the Company's sales incentive plan applicable to him, which was paid quarterly in arrears. Mr. Dossett received $201,745 in sales incentive commissions in 2013 under his sales incentive commission plan prior to leaving the Company in December 2013.

Grants of Plan-Based Awards in 2013

        The following table sets forth information regarding grants of plan-based awards made to our named executive officers during the year ended December 31, 2013:

						All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)
									Grant Date Fair Value of Stock and Option Awards ($)(3)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards($)						Exercise or Base Price of Option Awards: ($/Sh)
Name	Grant Date	Threshold($)	Target($)(1)		Maximum($)
Shawn Colo	May 1, 2013	—	—		—	50,000	—	—	412,500
	October 29, 2013	—	—		—	60,000	—	—	302,400
		—	131,000		—	—	—	—	—
Richard M. Rosenblatt	February 7, 2013	—	—		—	250,000	—	—	2,120,000
	February 7, 2013	—	—		—	—	230,000	8.48	902,474
		—	502,000		—	—	—	—	—
Mel Tang	April 5, 2013	—	—		—	78,000	—	—	647,400
		—	199,700		—		—	—
Taryn J. Naidu	April 5, 2013	—	—		—	50,000	—	—	415,000
		—	129,500		—	—	—	—	—
Matthew P. Polesetsky	April 5, 2013	—	—		—	47,750	—	—	396,325
		—	129,500		—	—	—	—	—
Jeffrey Dossett	April 5, 2013	—	—		—	50,000	—	—	415,000
	July 29, 2013	—	—		—	50,000	—	—	334,500
		—	200,000	(4)	—	—	—	—	—

(1)
Amounts shown in the "Target" column represent the named executive officer's cash incentive award opportunity in 2013. Except with respect to Mr. Dossett, the determination of the 2013 incentive award payouts are based on funding of our company-wide incentive award pool, subject to the compensation committee's discretion to increase or decrease the awards. There was no "maximum" funding level under the 2013 annual incentive award program and no minimum amount payable for a certain level of performance. The 2013 annual incentive award program is described above under "Annual Incentive Cash Compensation and Sales Commission." No amounts were payable to the named executive officers under the 2013 annual incentive award program, although discretionary bonuses were paid to the named executive officers in 2013 as described above in the Summary Compensation Table.

(2)
Each award included in this column represents an award of restricted stock units. The vesting schedule applicable to each of these RSU awards is set forth below in the section entitled "Outstanding Equity Awards at 2013 Fiscal Year-End" and, to the extent the awards are subject to accelerated vesting under certain circumstances, those circumstances are described below in the section entitled "Potential Payments Upon Termination or Change in Control." Additional details regarding these RSU awards is set forth above under "—Compensation Discussion and Analysis—Principal Components of Executive Compensation Program—Long-Term Equity Incentives."

(3)
Amounts reflect the full grant date fair value of stock options or restricted stock units granted during 2013 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the fair value of all stock options and restricted stock units awarded to executive officers in Note 12 to the Company's audited consolidated financial statements included in the Company's Annual Report on Form 10-K filed with the SEC on March 17, 2014. There can be no assurance that awards will vest (and if awards do not vest, no value will be realized by the individual), or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718.

(4)
Amount represents Mr. Dossett's target sales incentive commissions opportunity for 2013.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

        Below are summaries of the key terms of the employment and letter agreements applicable to our named executive officers (referred to herein as the "employment agreements"). The employment agreements also provide for certain severance and change-in-control payments and benefits, as described below under "Potential Payments Upon Termination or Change in Control."

        Shawn Colo.    Mr. Colo is party to an employment agreement with us, dated as of August 31, 2010 (the "EVP Employment Agreement"), the term of which runs through January 25, 2015. Pursuant to the EVP Employment Agreement, Mr. Colo received an initial annual base salary of $250,000, which was subject to increase at the discretion of the compensation committee and had been increased to $256,250 effective April 1, 2012. Effective April 1, 2013, Mr. Colo's annual base salary was increased to

$264,000. Mr. Colo is also eligible to receive an annual cash performance bonus with an amount targeted at 50% of his base salary, based on the achievement of performance criteria established by the compensation committee. In connection with entering into his employment agreement, Mr. Colo was granted a stock option covering 100,000 shares of our common stock in August 2010. The stock option vests over four years in equal installments on each monthly anniversary of the closing date of our initial public offering, subject to Mr. Colo's continued service with the Company. Under the terms of his employment agreement, Mr. Colo is eligible to participate in customary health, welfare and fringe benefit plans. In addition, Mr. Colo's employment agreement contains a customary non-solicitation provision.

        In connection with his appointment as Interim President and Chief Executive Officer (the "Interim Roles") in October 2013, Mr. Colo entered into a letter agreement with us that temporarily modified the EVP Employment Agreement (the "Interim CEO Agreement"). The Interim CEO Agreement provides for a base salary of $60,000 per month (the "Interim Salary") and a grant of 60,000 restricted stock units which vested at a rate of 10,000 per month commencing on November 14, 2013 through, and including, April 14, 2014. For each month that Mr. Colo continues to serve in the Interim Roles beyond April 14, 2014, he will be granted an additional 10,000 vested restricted stock units per month until his service in the Interim Roles has terminated. Once the board has determined that Mr. Colo has completed his service in the Interim Roles (whether as a result of the hiring of a permanent Chief Executive Officer and/or President or otherwise), the base salary and other terms of the EVP Employment Agreement will once again apply as long as Mr. Colo remains employed by us (unless we agree otherwise with Mr. Colo). If such determination had been made prior to April 14, 2014, Mr. Colo would have continued to receive the base salary and restricted stock unit grants associated with the Interim Roles described above through April 14, 2014.

        Richard M. Rosenblatt.    Mr. Rosenblatt entered into an employment agreement with us in 2010, under which he received an initial annual base salary of $450,000, which was subject to increase at the discretion of the compensation committee and had been increased to $461,250 effective April 1, 2012 and $491,000 effective June 1, 2012. Effective April 1, 2013, Mr. Rosenblatt's annual base salary was increased to $505,750. In addition, Mr. Rosenblatt was eligible to receive an annual cash performance bonus targeted at 100% of his base salary, based on the achievement of performance criteria established by the compensation committee. In connection with Mr. Rosenblatt entering into his employment agreement, Mr. Rosenblatt was granted four stock options, each covering 1,150,000 shares of our common stock (for an aggregate of 4,600,000 shares of our common stock) and each with an exercise price of at least $18 per share. Each stock option began vesting in equal monthly installments over the three-year period beginning on the second anniversary of the first month following the closing date of our initial public offering (for a total vesting period of five years). None of these stock options were exercised and all have expired or were forfeited in connection with Mr. Rosenblatt's resignation. Under the terms of his employment agreement, Mr. Rosenblatt was eligible to participate in customary health, welfare and fringe benefit plans. In addition, Mr. Rosenblatt's employment agreement contained a customary non-solicitation provision. Mr. Rosenblatt resigned in October 2013 and his employment agreement is no longer in effect.

        Mel Tang.    In connection with his promotion to Chief Financial Officer, Mr. Tang entered into an amended and restated employment agreement pursuant to which Mr. Tang received an annual base salary of $310,000, effective as of August 16, 2012. Effective April 1, 2013, Mr. Tang's annual base salary was increased to $319,300 and effective March 1, 2014, Mr. Tang's annual base salary was increased to $326,400. In addition, Mr. Tang is eligible to receive an annual cash performance bonus targeted at no less than 63% of his base salary based on the achievement of performance criteria established by the compensation committee. In connection with entering into his amended and restated employment agreement, Mr. Tang was granted an award of 78,000 restricted stock units in April 2013. The restricted stock unit award vests over four years in equal installments beginning on May 15, 2013 and each three-month anniversary thereof, subject to Mr. Tang's continued employment with the Company. Under the terms of his amended and restated employment agreement, Mr. Tang is eligible to participate in customary health, welfare and fringe benefit plans. In addition, Mr. Tang's amended and restated employment agreement contains a customary non-solicitation provision. The term of Mr. Tang's amended and restated employment agreement ends on August 16, 2015.

        In connection with entering into his original employment agreement in 2010, Mr. Tang was granted a stock option covering 175,000 shares of our common stock. The stock option vests over four years in equal installments on each monthly anniversary of the closing date of our initial public offering, subject to Mr. Tang's continued employment with the Company.

        Taryn J. Naidu.    Under his employment agreement dated August 31, 2010, Mr. Naidu received an initial annual base salary of $235,000, which was subject to increase at the discretion of the compensation committee and was increased to $240,875 effective April 1, 2012. Effective April 1, 2013, Mr. Naidu's annual base salary was increased to $265,000. In addition, Mr. Naidu is eligible to receive an annual cash performance bonus with an amount targeted at 50% of his base salary, based on the achievement of performance criteria established by the compensation committee. In connection with entering into his employment agreement, Mr. Naidu was granted a stock option covering 125,000 shares of our common stock in August 2010. The stock option vests over four years in equal installments on each monthly anniversary of the closing date of our initial public offering, subject to Mr. Naidu's continued employment with the Company. Under the terms of his employment agreement, Mr. Naidu is eligible to participate in customary health, welfare and fringe benefit plans. In addition, Mr. Naidu's employment agreement contains a customary non-solicitation provision. The term of Mr. Naidu's employment agreement ends on January 25, 2015.

        Matthew P. Polesetsky.    Under his employment agreement dated August 6, 2010, Mr. Polesetsky received an initial annual base salary of $235,000, which was subject to increase at the discretion of the compensation committee and was increased to $240,875 effective April 1, 2012. Effective April 1, 2013, Mr. Polesetsky's annual base salary was increased to $265,000. In addition, Mr. Polesetsky was eligible to receive an annual cash performance bonus with an amount targeted at 50% of his base salary, based on the achievement of performance criteria established by the compensation committee. In connection with entering into his employment agreement, Mr. Polesetsky was granted a stock option covering 100,000 shares of our common stock. The stock option began vesting on the first monthly anniversary of the closing date of our initial public offering and continued to vest over four years in equal monthly installments, subject to Mr. Polesetsky's continued employment with the Company. Under the terms of his employment agreement, Mr. Polesetsky was also eligible to participate in customary health, welfare and fringe benefit plans. In addition, Mr. Polesetsky's employment agreement contained a customary non-solicitation provision. Mr. Polesetsky left the Company in February 2014 and his employment agreement described herein is no longer in effect.

        Jeffrey Dossett.    Under his employment agreement dated February 15, 2013, Mr. Dossett received an initial annual base salary of $250,000, which was subject to increase at the discretion of the compensation committee and was increased to $300,000 effective June 1, 2013 in connection with his promotion to Chief Revenue Officer. In addition, Mr. Dossett was eligible to earn a sales incentive commission under the Company's sales incentive plan applicable to Mr. Dossett and his target sales incentive commission was $200,000 per annum. In connection with entering into his employment agreement, Mr. Dossett was granted an award of 50,000 restricted stock units. The restricted stock units began vesting on May 15, 2013 and continued to vest over four years in 15 substantially equal quarterly installments thereafter, subject to Mr. Dossett's continued employment with the Company. Under the terms of his employment agreement, Mr. Dossett was also eligible to participate in customary health, welfare and fringe benefit plans. In addition, Mr. Dossett's employment agreement contained a customary non-solicitation provision. Mr. Dossett left the Company in December 2013 and his employment agreement described herein is no longer in effect.

Outstanding Equity Awards at 2013 Fiscal Year-End

        The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2013. Unless otherwise indicated in the footnotes, the equity incentive plan awards were granted under the 2010 Plan.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested	Market Value Of Shares Or Units Of Stock That Have Not Vested($)(1)
Shawn Colo	October 29, 2013(2)	—	—	—	—	40,000	230,800
	May 1, 2013(3)	—	—	—	—	43,750	252,438
	August 23, 2012(3)	—	—	—	—	38,500	222,145
	May 13, 2011(4)	—	—	—	—	13,125	75,731
	August 3, 2010(5)	36,458	13,542	18.00	August 2, 2020	—	—
	June 9, 2009(6)	125,000	—	9.50	June 8, 2019	—	—
	February 24, 2009(7)	11,845	—	3.20	February 24, 2019	—	—
Richard M. Rosenblatt	February 7, 2013(8)	38,333	—	8.48	January 31, 2014	—	—
	August 3, 2010(9)	287,500	—	18.00	January 31, 2014	—	—
	August 3, 2010(9)	287,500	—	24.00	January 31, 2014	—	—
	August 3, 2010(9)	287,500	—	30.00	January 31, 2014	—	—
	August 3, 2010(9)	287,500	—	36.00	January 31, 2014	—	—
Mel Tang	April 5, 2013(10)	—	—	—	—	63,375	365,674
	April 19, 2012(11)	—	—	—	—	83,334	480,837
	May 13, 2011(4)	—	—	—	—	16,875	97,369
	August 3, 2010(5)	63,802	23,698	18.00	August 2, 2020	—	—
	June 9, 2009(6)	75,000	—	9.50	June 8, 2019	—	—
	August 14, 2008(12)	25,000	—	5.70	August 14, 2018	—	—
Taryn J. Naidu	April 5, 2013(10)	—	—	—	—	43,750	252,438
	April 19, 2012(11)	—	—	—	—	83,334	480,837
	May 13, 2011(4)	—	—	—	—	18,750	108,188
	August 3, 2010(5)	45,572	16,928	18.00	August 2, 2020	—	—
	March 24, 2010(13)	31,640	2,110	7.70	March 24, 2020	—	—
	March 24, 2009(14)	25,000	—	3.20	March 24, 2019	—	—
	January 29, 2008(14)	37,500	—	3.62	January 29, 2018	—	—
	October 26, 2007(14)	37,500	—	2.88	October 26, 2017	—	—
	April 27, 2007(14)	25,000	—	2.00	April 27, 2017	—	—
	February 28, 2007(14)	12,152	—	2.00	February 28, 2017	—	—
Matthew P. Polesetsky(15)	April 5, 2013(10)	—	—	—	—	41,782	241,082
	April 19, 2012(11)	—	—	—	—	29,167	168,294
	May 13, 2011(4)	—	—	—	—	13,125	75,731
	August 3, 2010(5)	36,458	13,542	18.00	August 2, 2020	—	—
	March 24, 2010(13)	51,562	3,438	7.70	March 24, 2020	—	—
	March 24, 2009(14)	18,667	—	3.20	March 24, 2019	—	—
	December 4, 2007(14)	5,000	—	3.12	December 4, 2017	—	—
Jeffrey Dossett(16)	October 27, 2010(17)	39,583	—	15.36	March 16, 2014	—	—

(1)
The market value of shares or stock units that have not vested is calculated based on the closing trading price of Demand Media, Inc.'s common stock as reported on the New York Stock Exchange on December 31, 2013 ($5.77), the last trading day of 2013.

(2)
This restricted stock unit award vests at a rate of 10,000 per month commencing on November 14, 2013 through, and including, April 14, 2014.

(3)
These restricted stock unit awards vest in 16 substantially equal quarterly installments starting approximately three months after the grant date, subject to continued employment with us through the applicable vesting dates and accelerated vesting under certain circumstances as described below under "Potential Payments Upon Termination or Change in Control."

(4)
These restricted stock unit awards vested as to 1/8 of the shares on November 15, 2011 and continue to vest in 14 substantially equal quarterly installments starting on February 15, 2012, subject to continued employment with us through the applicable vesting dates and accelerated vesting under certain circumstances as described below under "Potential Payments Upon Termination or Change in Control."

(5)
The shares subject to these options vest and become exercisable in 48 equal monthly installments over a four-year vesting period following the date of the closing of our initial public offering (January 25, 2011), subject to continued employment with us through the applicable vesting dates and accelerated vesting under certain circumstances as described below under "Potential Payments Upon Termination or Change in Control."

(6)
The shares subject to these options vested and became exercisable in 48 equal monthly installments over a four-year vesting period. These options were granted pursuant to our 2006 Plan.

(7)
These options were vested in full on the grant date, and were granted pursuant to our 2006 Plan.

(8)
The shares subject to the option began vesting in 48 equal monthly installments beginning on March 7, 2013. The options were to vest over a four year vesting period, subject to Mr. Rosenblatt's continued employment. In connection with Mr. Rosenblatt's resignation in October 2013, all of the unvested options were forfeited and the expiration date of his exercisable options became January 31, 2014, or three months following his termination of service to the Company, pursuant to the terms of the option agreement governing this award. None of these options were exercised prior to expiration.

(9)
The shares subject to these options began vesting and becoming exercisable in 36 substantially equal monthly installments starting the first month following the second anniversary of the closing of our initial public offering, or February 28, 2013. The vesting of these options was subject to continued service with us through the applicable vesting dates. In connection with Mr. Rosenblatt's resignation in October 2013, all of the unvested options were forfeited and the expiration date of his exercisable options became January 31, 2014, or three months following his termination of employment with the Company, pursuant to the terms of the option agreement governing these awards. None of these options were exercised prior to expiration.

(10)
These restricted stock units vest in 16 substantially equal quarterly installments beginning on May 15, 2013, subject to continued employment with us through the applicable vesting dates and accelerated vesting under certain circumstances as described below under "Potential Payments Upon Termination or Change in Control."

(11)
These restricted stock units vest in 12 substantially equal quarterly installments beginning on May 15, 2012, subject to continued employment with us through the applicable vesting dates and accelerated vesting under certain circumstances as described below under "Potential Payments Upon Termination or Change in Control."

(12)
25% of the shares subject to this option vested and became exercisable on August 1, 2009 and the remaining shares subject to the option vested at a rate of 1/48th of the total number of shares subject to the option monthly over the three-year period thereafter. This option was granted pursuant to our 2006 Plan.

(13)
25% of the shares subject to these options vested and became exercisable on the first anniversary of the grant date and the remaining shares subject to the option vest at a rate of 1/48th of the total number of shares subject to the option monthly over the three-year period thereafter, subject to continued employment with us through the applicable vesting dates and accelerated vesting under certain circumstances as described below under "Potential Payments Upon Termination or Change in Control."

(14)
25% of the shares subject to these options vested and became exercisable on the first anniversary of the grant date and the remaining shares subject to the option vested at a rate of 1/48th of the total number of shares subject to the option monthly over the three-year period thereafter. These options were granted pursuant to our 2006 Plan.

(15)
Mr. Polesetsky left the Company in February 2014. All of his restricted stock units and options that had not vested on or before such date were forfeited on that date. On March 12, 2014, Mr. Polesetsky exercised his 23,667 stock options granted in December 2007 and March 2009. His remaining exercisable options will expire on May 22, 2014 if they are not exercised prior to such time, and the table shows each option's expiration date as of December 31, 2013.

(16)
Mr. Dossett left the Company effective December 16, 2013. All of his restricted stock units and options that had not vested prior to such date were forfeited on that date.

(17)
25% of the shares subject to these options vested and became exercisable on the first anniversary of Mr. Dossett's hire date and the remaining shares subject to the option vested at a rate of 1/48th of the total number of shares subject to the option monthly over the three-year period thereafter. In connection with Mr. Dossett leaving the Company in December 2013, these options expired on March 16, 2014, or three months following his termination of employment with the Company, pursuant to the terms of the option agreement governing this award. None of these options were exercised prior to expiration.

2013 Option Exercises and Stock Vested

        The following table provides information regarding the vesting of stock awards and the exercise of options for each named executive officer during the year ended December 31, 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Shawn Colo	—	—	49,000	306,881
Richard M. Rosenblatt	14,807	26,653	46,875	368,906
Mel Tang	—	—	92,541	665,271
Taryn J. Naidu	—	—	85,416	608,788
Matthew P. Polesetsky	—	—	38,051	266,951
Jeffrey Dossett	—	—	36,540	255,674

(1)
Value realized on exercise is calculated as the product of (a) the number of shares of our common stock for which the stock options were exercised and (b) the excess of the closing price of our common stock on the New York Stock Exchange (the "NYSE") on the applicable exercise date over the applicable exercise price per share of the stock options.

(2)
Value realized on vesting is calculated as the product of (a) the number of shares of our common stock underlying the restricted stock units that vested and (b) the closing price of our common stock as reported on the NYSE on the applicable vesting dates.

Potential Payments Upon Termination or Change in Control

        The following summarizes the payments and benefits that our named executive officers would be entitled to receive upon certain qualifying terminations of employment and/or a change in control. Mr. Rosenblatt resigned in October 2013 and Mr. Dossett left the Company in December 2013, and neither Mr. Rosenblatt nor Mr. Dossett received any payments in connection with their respective resignation or departure, as applicable.

        As discussed above under "Compensation Discussion and Analysis," we believe that severance and change in control protections are important components of our named executive officers' compensation packages because these protections provide security and stability that help enable our named executive officers to focus on their duties and responsibilities to the Company and to act with the best interests of the Company and its stockholders in mind at all times, even under circumstances where the interests of the Company and its stockholders may be adverse to the executive's job security.

Shawn Colo

        As described above under "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table," Mr. Colo is currently subject to the EVP Employment Agreement and the Interim CEO Agreement. Following the termination of his service as Interim President and Chief Executive Officer, it is expected that Mr. Colo will return to his Executive Vice President role and his EVP Employment Agreement will continue to govern the terms and conditions of his employment. As of December 31, 2013, he was subject to the terms of both agreements and, to the extent the terms of the two agreements conflicted, the terms of the Interim CEO Agreement governed.

        Under the EVP Employment Agreement, if Mr. Colo's employment is terminated (i) by the Company without "cause" (as defined in the 2010 Plan), (ii) by the executive for "good reason" (as defined in his employment agreement) in connection with a "change in control" (as defined in the 2010 Plan) or (iii) by reason of the executive's death or "disability" (as defined in his employment agreement), in any case, then, in addition to payments of accrued compensation and benefits through the date of termination, Mr. Colo will be entitled to receive the following:

  •
  six months' continuation payments of Mr. Colo's annual base salary then in effect over the 6-month period following the termination of employment (or such shorter period as may be necessary to avoid substantial tax penalties);

  •
  a lump-sum payment in an amount equal to any earned but unpaid bonus for the fiscal year that ends on or before the date of termination;

  •
  Company-subsidized healthcare continuation coverage for Mr. Colo and his dependents for six months after the termination date; and

  •
  if Mr. Colo's employment is terminated for any of the reasons set forth above within ninety days prior to, on or within one year following a change in control of the Company, accelerated vesting of all outstanding equity awards held by Mr. Colo as of the termination date.

        Pursuant to the Interim CEO Agreement, if Mr. Colo's employment was terminated prior to April 14, 2014 and he was entitled to receive the payments and benefits described above, (i) for purposes of the six months' base salary component of the severance, such base salary would have been paid at the Interim Salary rate for the period from the date of termination through April 14, 2014 and at the rate of his base salary as in effect immediately prior to October 14, 2013 for the period from April 14, 2014 through the six-month anniversary of the date of termination; and (ii) any unvested restricted stock units that Mr. Colo was granted in consideration of his agreement to serve as Interim President and Chief Executive Officer would have vested in full immediately prior to such termination of employment.

        Mr. Colo's right to receive the severance payments, benefits and equity accelerations described above is subject to his delivery of an effective general release of claims in favor of the Company.

Mel Tang

        Termination, No Change in Control.    If Mr. Tang's employment is terminated by the Company without "cause," by Mr. Tang for "good reason" or by reason of Mr. Tang's death or "disability" (each, as defined in his employment agreement), in any case, outside the context of a change in control, then, in addition to payments of accrued compensation and benefits through the date of termination, Mr. Tang will be entitled to receive the following:

  •
  continuation payments totaling three-fourths (3/4) times his annual base salary then in effect, payable over the 9-month period following the termination of employment;

  •
  a lump-sum payment in an amount equal to any earned but unpaid bonus for the fiscal year that ends on or before the date of termination;

  •
  a lump-sum payment in an amount equal to a pro-rated portion of the current-year bonus, based on the date of termination;

  •
  Company-subsidized healthcare continuation coverage for Mr. Tang and his dependents for twelve months after the termination date; and

  •
  accelerated vesting of all outstanding equity awards held by Mr. Tang as of the termination date with respect to the number of shares that would have vested over the one year period immediately following the termination date.

        Change in Control and Qualifying Termination.    If Mr. Tang's employment is terminated by the Company without cause, by Mr. Tang for good reason or by reason of Mr. Tang's death or disability, in any case, within ninety days prior to, on or within one year following a change in control of the

Company, then in addition to payment of accrued compensation and benefits through the date of termination (and in lieu of the severance and bonus described above), Mr. Tang will be entitled to receive the following:

  •
  a lump-sum payment in an amount equal to one times his annual base salary then in effect;

  •
  a lump-sum payment in an amount equal to any earned but unpaid bonus for the fiscal year that ends on or before the date of termination;

  •
  a lump-sum payment in an amount equal to the annual bonus earned by Mr. Tang for the prior year;

  •
  Company-subsidized healthcare continuation coverage for Mr. Tang and his dependents for twelve months after the termination date; and

  •
  accelerated vesting of all outstanding equity awards held by the executive as of the termination date.

        Mr. Tang's right to receive the severance payments, benefits and equity accelerations described above is subject to his delivery of an effective general release of claims in favor of the Company.

Taryn J. Naidu; Matthew P. Polesetsky

        If Mr. Naidu's employment is terminated, or Mr. Polesetsky's employment was terminated, (i) by the Company without "cause" (as defined in the 2010 Plan), (ii) by the executive for "good reason" (as defined in his employment agreement) in connection with a "change in control" (as defined in the 2010 Plan) or (iii) by reason of the executive's death or "disability" (as defined in the applicable employment agreement), in any case, then, in addition to payments of accrued compensation and benefits through the date of termination, the executive would be entitled to receive the following:

  •
  six months' continuation payments of the executive's annual base salary then in effect over the 6-month period following the termination of employment (or such shorter period as may be necessary to avoid substantial tax penalties);

  •
  a lump-sum payment in an amount equal to any earned but unpaid bonus for the fiscal year that ends on or before the date of termination;

  •
  Company-subsidized healthcare continuation coverage for the executive and his dependents for six months after the termination date; and

  •
  if the executive's employment is terminated for any of the reasons set forth above within ninety days prior to, on or within one year following a change in control of the Company, accelerated vesting of all outstanding equity awards held by the executive as of the termination date.

        The executive's right to receive the severance payments, benefits and equity accelerations described above is subject to the executive's delivery of an effective general release of claims in favor of the Company. Mr. Polesetsky left the Company in February 2014 and he received the benefits set forth below.

Accelerated Vesting of Certain Additional Equity Awards

        Naidu March 2010 Options.    Upon the continued employment of Mr. Naidu with the Company (or our successor) through the six-month anniversary of a change in control occurring on December 31, 2013, the shares underlying these options would vest with respect to the greater of 25% of the shares subject to the option award and 50% of the then-unvested shares subject to the option award. At December 31, 2013, there were 2,110 unvested shares subject to this option award, all of which had vested by March 2014. Therefore, no accelerated vesting with respect to this award would have occurred if a change in control had occurred on December 31, 2013.

Summary of Potential Payments

        The following table summarizes the payments that would have been made to our named executive officers upon the occurrence of a change in control, or certain qualifying terminations of employment or service, as the case may be, including in connection with a change in control, assuming that each named executive officer's termination of employment, as the case may be, with the Company occurred on December 31, 2013 and, where relevant, that a change in control of the Company occurred on December 31, 2013. Amounts shown in the table below do not include (i) accrued but unpaid salary through the date of termination, or (ii) other benefits earned or accrued by the named executive officer during his employment that are available to all salaried employees, such as accrued vacation. None of our named executive officers would have received any payments with respect to unvested stock options because any options that would have vested on an accelerated basis have an exercise price that is higher than our closing stock price on December 31, 2013. Messrs. Rosenblatt and Dossett are not included in the following table as they resigned or left the Company in October 2013 and December 2013, respectively, and did not receive any payments in connection with their departures.

Name	Benefit	Termination without Cause or due to death or Disability ($)		Termination for Good Reason ($)(1)		Qualifying Termination in Connection with a Change in Control ($)
Shawn Colo	Severance(2)	304,633	(3)	—		304,633	(3)
	Value of Accelerated Restricted Stock Units(4)	230,800	(5)	—		781,114	(6)
	Value of Continued Health Care Coverage Premiums(7)	11,801		—		11,801
	Total	547,234		—		1,097,548
Mel Tang	Severance(2)	319,375		319,375		534,800
	Value of Accelerated Restricted Stock Units(4)	562,096	(8)	562,096	(8)	943,880	(9)
	Value of Continued Health Care Coverage Premiums(7)	23,304		23,304		23,304
	Total	904,775		904,775		1,501,984
Taryn J. Naidu	Severance(2)	184,300		—		184,300
	Value of Accelerated Restricted Stock Awards(4)	—		—		841,462	(10)
	Value of Continued Health Care Coverage Premiums(7)	11,801		—		11,801
	Total	196,101		—		1,037,563
Matthew P. Polesetsky	Severance(2)	177,600		—		177,600
	Value of Accelerated Restricted Stock Awards(4)	—		—		485,107	(11)
	Value of Continued Health Care Coverage Premiums(7)	12,541		—		12,541
	Total	190,141		—		675,248

(1)
Only Mr. Tang is entitled to severance payments and benefits upon a "good reason" termination if the termination does not occur in the context of a change in control. Amounts that the other named executive officers are entitled to receive upon a "good reason" termination in the context of a change in control are disclosed under the column "Qualifying Termination in Connection with a Change in Control."

(2)
Represents cash severance provided under each named executive officer's employment agreement consisting of continuation payments of base salary and earned but unpaid bonuses for 2013. Under the terms of their employment agreements, our named executive officers would have been entitled to receive their discretionary bonuses for 2013 as part of their severance. Mr. Tang's cash severance for a qualifying termination in connection with a change in control also includes an amount equal to the bonus he received in 2012.

(3)
Mr. Colo's cash severance payment was calculated based on (i) his salary of $60,000 per month that he received for serving in the Interim Roles for the period from January 1, 2014 through April 14, 2014 and (ii) his annual salary of $265,000, which was his annual salary immediately before serving in the Interim Roles, for the period from April 15, 2014 through June 30, 2014.

(4)
Represents the aggregate value of the executive's unvested restricted stock units that would have vested on an accelerated basis, calculated by multiplying (a) the number of accelerating restricted stock units by (b) the closing price of our common stock on the NYSE on December 31, 2013 ($5.77).

(5)
Represents the value attributable to the vesting of 40,000 unvested shares subject to Mr. Colo's October 2013 restricted stock unit award granted as partial consideration for Mr. Colo's agreement to serve in the Interim Roles.

(6)
Represents the value attributable to the vesting of (a) 40,000 unvested shares subject to Mr. Colo's October 2013 restricted stock unit award, (b) 43,750 unvested shares subject to Mr. Colo's May 2013 restricted stock unit award, (c) 38,500 unvested shares subject to Mr. Colo's August 2012 restricted stock unit award, and (d) 13,125 unvested shares subject to Mr. Colo's May 2011 restricted stock unit award.

(7)
Represents the cost of Company-subsidized continued benefits for the payout period provided under each named executive officer's employment agreement, based on our then-applicable costs to provide such coverage.

(8)
Represents the value attributable to the vesting of (a) 19,500 unvested shares subject to Mr. Tang's April 2013 restricted stock unit award, (b) 66,667 unvested shares subject to Mr. Tang's April 2012 restricted stock unit award, and (c) 11,250 unvested shares subject to Mr. Tang's May 2011 restricted stock unit award.

(9)
Represents the value attributable to the vesting of (a) 63,375 unvested shares subject to Mr. Tang's April 2013 restricted stock unit award, (b) 83,334 unvested shares subject to Mr. Tang's April 2012 restricted stock unit award, and (c) 16,875 unvested shares subject to Mr. Tang's May 2011 restricted stock unit award.

(10)
Represents the value attributable to the vesting of (a) 43,750 unvested shares subject to Mr. Naidu's April 2013 restricted stock unit award, (b) 83,334 unvested shares subject to Mr. Naidu's April 2012 restricted stock unit award, and (c) 18,750 unvested shares subject to Mr. Naidu's May 2011 restricted stock unit award.

(11)
Represents the value attributable to the vesting of (a) 41,782 unvested shares subject to Mr. Polesetsky's April 2013 restricted stock unit award, (b) 29,167 unvested shares subject to Mr. Polesetsky's April 2012 restricted stock unit award, and (c) 13,125 unvested shares subject to Mr. Polesetsky's May 2011 restricted stock unit award.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2013 regarding compensation plans under which our equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1) ($/share)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by stockholders(2)	10,060,138	$14.42	31,217,408	(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	10,060,138	$14.42	31,217,408

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding restricted stock units, which have no exercise price. There are no warrants or other rights outstanding.

(2)
Consists of the 2006 Plan, the 2010 Plan and the Demand Media, Inc. 2010 Employee Stock Purchase Plan (the "ESPP"). We are no longer permitted to grant awards under the 2006 Plan. The last 24-month ESPP offering period ended as scheduled on November 15, 2013, and the Company's compensation committee has currently suspended offerings under the Company's ESPP pending the completion of the spin-off of our domain name business.

(3)
Includes (i) 22,365,301 shares available for issuance under the 2010 Plan and (ii) 8,852,107 shares reserved for issuance under the ESPP. The number of securities available for issuance under the 2010 Plan is equal to the sum of (i) 15,500,000 shares plus (ii) any shares of our common stock subject to awards under the 2006 Plan that terminate, expire or lapse for any reason plus (iii) an annual increase in shares on the first day of each year beginning in 2011 and ending in 2020. The annual increase will be equal to the lesser of (A) 6,000,000 shares, (B) 5% of our common stock outstanding on the last day of the prior year or (C) such smaller number of shares as may be determined by the Board. Shares available for issuance under the 2010 Plan can be granted pursuant to stock options, restricted stock, restricted stock unit and other incentive awards selected by the plan administrator.

 SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 21, 2014 for:

  •
  each person, or group of affiliated persons, who we know beneficially owns more than 5% of our outstanding shares of common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our current directors and executive officers as a group.

        Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on                  shares of common stock outstanding at April 21, 2014. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options and/or restricted stock units held by that person or entity that are currently exercisable or exercisable within 60 days of April 21, 2014. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Demand Media, Inc., 1655 26th Street, Santa Monica, California 90404.

Name of Beneficial Owner	Shares of Common Stock Owned	Rights to Acquire Common Stock(1)	Total Shares Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders
Entities affiliated with Oak Investment Partners(2)	22,435,316	—	22,435,316		%
Entities affiliated with Spectrum Equity(3)	13,852,704	—	13,852,704		%
Entities affiliated with FMR LLC(4)	6,036,071	—	6,036,071		%
Goldman Sachs Investment Partners Master Fund, L.P.(5)	5,833,333	—	5,833,333		%
Directors and Executive Officers
Shawn Colo(6)	847,461	187,324	1,034,785		%
Richard M. Rosenblatt(7)	3,510,497	—	3,510,497		%
Mel Tang(8)	122,914	214,376	337,290	*
Taryn J. Naidu(9)	110,255	247,778	358,033	*
Matthew P. Polesetsky(10)	57,866	—	57,866	*
Jeffrey Dossett	—	—	—	*
Gaurav Bhandari(11)	5,833,333	—	5,833,333		%
Peter Guber(12)	125,298	52,500	177,798	*
Fredric W. Harman(13)	22,435,316	—	22,435,316		%
John A. Hawkins(14)	3,999,999	—	3,999,999		%
Joshua G. James(15)	38,975	52,500	91,475	*
Victor E. Parker(16)	13,852,704	—	13,852,704		%
James R. Quandt(17)	107,914	52,500	160,414	*
All current executive officers and directors (including nominees) as a group (10 persons)	47,474,169	806,978	48,281,147		%

*
Represents beneficial ownership of less than 1%.

(1)
Represents shares which the person or group has a right to acquire within sixty (60) days of April 21, 2014, upon the exercise of options or the vesting of restricted stock units.

(2)
Based upon a Schedule 13G filed with the SEC on February 13, 2012 by Oak Investment Partners XI, Limited Partnership, Oak Associates XI, LLC, Oak Investment Partners XII, Limited Partnership, Oak Associates XII, LLC and Oak Management Corporation ("Oak Management"). Includes (i) 14,741,439 shares held by Oak Investment Partners XI, Limited Partnership ("Oak XI") and (ii) 7,693,877 shares held by Oak Investment Partners XII, Limited Partnership ("Oak XII"). Oak XI has sole voting and dispositive power over the shares it holds and Oak XII has sole voting and dispositive power over the shares it holds. Oak Associates XI, LLC is the general partner of Oak XI and may be deemed to share voting and dispositive power over the shares held by Oak XI. Oak Associates XII, LLC is the general partner of Oak XII and may be deemed to share voting and dispositive power over the shares held by Oak XII. Oak Management is the manager of Oak XI and Oak XII and may be deemed to share voting and dispositive power over the shares held by Oak XI and Oak XII. Fredric W. Harman, one of our directors, is a Managing Member of Oak Associates XI, LLC and Oak Associates XII, LLC, as described below in footnote (13). The address of each of the entities listed is c/o Oak Management Corporation, 901 Main Avenue, Suite 600, Norwalk, CT 06851.

(3)
Based upon a Schedule 13G filed with the SEC on February 13, 2012 by Spectrum Equity Investors V, L.P. ("SEI V"), Spectrum Equity Associates V, L.P. ("SEA V"), SEA V

  Management, LLC ("SEA V Management") and Spectrum V Investment Managers' Fund, L.P. ("IMF V" and together with SEI V, SEA V and SEA V Management, the "Spectrum Funds"). Includes (i) 13,783,442 shares held by SEI V and (ii) 69,262 shares held by IMF V. SEA V is the sole general partner of SEI V. SEA V Management is the sole general partner of SEA V and the sole general partner of IMF V. Victor E. Parker, one of our directors, is one of the non-controlling managing directors of SEA V Management, as described below in footnote (16). By virtue of their relationship as affiliated entities, whose controlling entities have overlapping individual controlling persons, each of the Spectrum Funds may be deemed to share the power to direct the disposition and vote of the 13,852,704 aggregate shares held by the Spectrum Funds. Each of the Spectrum Funds and each of the managing directors of SEA V Management (described below in footnote (16)) disclaim any beneficial ownership of the shares held by the Spectrum Funds, except for any shares held of record and except to the extent of any individual pecuniary interest therein. The principal business address of each of the Spectrum Funds is 333 Middlefield Road, Suite 200, Menlo Park, CA 94025.

(4)
Based upon a Schedule 13G/A filed with the SEC on February 14, 2014 by FMR LLC ("FMR"). Includes (i) 4,813,233 shares beneficially owned by Fidelity Management & Research Company ("Fidelity") in its capacity as an investment adviser to various investment companies (the "Fidelity Funds"), and (ii) 1,222,838 shares beneficially owned by Fidelity SelectCo, LLC ("SelectCo") in its capacity as an investment adviser to various investment companies (the "SelectCo Funds"). Fidelity and SelectCo are each wholly owned subsidiaries of FMR, a parent holding company. Edward C. Johnson 3d, Chairman of FMR, and members of his family, directly or through trusts, own approximately 49% of the voting power of FMR. Mr. Johnson and FMR, through their respective control of Fidelity, and the Fidelity Funds each exercise sole investment power over the shares beneficially owned by Fidelity. Mr. Johnson and FMR, through their respective control of SelectCo, and the SelectCo Funds each exercise sole investment power over the shares beneficially owned by SelectCo. Neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds or the SelectCo Funds, which power resides with the Boards of Trustees for the respective funds. The address for FMR and Fidelity is 245 Summer Street, Boston, MA 02210. The address for SelectCo is 1225 17th Street, Suite 1100, Denver, CO 80202.

(5)
Based upon a Schedule 13G filed with the SEC on February 14, 2012 by Goldman Sachs Asset Management, L.P. and GS Investment Strategies, LLC, these shares are beneficially owned by Goldman Sachs Investment Partners Master Fund, L.P. (the "Goldman Fund"), a fund affiliated with The Goldman Sachs Group, Inc. Wholly owned subsidiaries of The Goldman Sachs Group, Inc. are the general partner and the investment manager of the Goldman Fund. The Goldman Sachs Group, Inc. disclaims beneficial ownership of the shares of common stock owned by the Goldman Fund, except to the extent of any pecuniary interest therein. This does not include any securities, if any, beneficially owned by any operating units of The Goldman Sachs Group, Inc., its subsidiaries or affiliates whose ownership of securities is disaggregated from the Goldman Fund in accordance with positions taken by the Securities and Exchange Commission and its staff. The address for the Goldman Fund and The Goldman Sachs Group, Inc. is 200 West Street, New York, NY 10282.

(6)
Shares of common stock owned includes 10,000 shares held directly by Mr. Colo, 737,461 shares held by the Colo and O'Neil Revocable Trust, dated 9/12/08, for which Mr. Colo is the trustee, 50,000 shares held by the Shawn J. Colo Grantor Retained Annuity Trust, dated 9/12/08, for which Mr. Colo is the trustee, and 50,000 shares held by the Deidre A. O'Neil Grantor Retained Annuity Trust, dated 9/12/08, for which Mr. Colo is the trustee. The rights to acquire common stock includes 178,511 shares subject to options that are exercisable or will become exercisable within 60 days of April 21, 2014 and 8,813 shares underlying restricted stock units that will vest within

  60 days of April 21, 2014. Mr. Colo disclaims any beneficial ownership of the shares held by each Grantor Retained Annuity Trust except to the extent of his pecuniary interest therein.

(7)
Based upon a Schedule 13G/A filed with the SEC on February 14, 2014 by Mr. Rosenblatt. Includes 3,123,584 shares held by The Rosenblatt Family Trust U/A/D 9/29/2000 and 386,913 shares held by the Rosenblatt 2007 Grantor Retained Annuity Trust dated July 12, 2007. Mr. Rosenblatt is a trustee for each trust. The address for Mr. Rosenblatt is 9560 Wilshire Blvd., Beverly Hills, CA 90212.

(8)
Shares of common stock owned includes 6,250 shares held directly by Mr. Tang and 116,664 shares held by The Tang Family Trust dated December 8, 2009, of which Mr. Tang is the trustee. The rights to acquire common stock includes 172,916 shares subject to options that are exercisable or will become exercisable within 60 days of April 21, 2014 and 41,460 shares underlying restricted stock units that will vest within 60 days of April 21, 2014.

(9)
Shares of common stock owned consists of 110,255 shares held directly by Mr. Naidu. The rights to acquire common stock includes 222,985 shares subject to options that are exercisable or will become exercisable within 60 days of April 21, 2014 and 24,793 shares subject to restricted stock units that will vest within 60 days of April 21, 2014.

(10)
Shares of common stock owned includes 35,908 shares held directly by Mr. Polesetsky and 21,958 shares held by M. Polesetsky 2012 Family Trust, of which Mr. Polesetsky is the trustee.

(11)
Includes 5,833,333 shares beneficially owned by the Goldman Fund as described in footnote (5) above. Mr. Bhandari is a Managing Director of Goldman, Sachs & Co. and a member of the portfolio management team for the Goldman Fund. Mr. Bhandari disclaims any beneficial ownership of the shares except to the extent of any pecuniary interest therein. The address for Mr. Bhandari and the Goldman Fund is 200 West Street, New York, New York 10282.

(12)
Includes 6,248 shares held directly by Mr. Guber, 119,050 shares held by the Guber Family Trust, 51,250 shares subject to options that are exercisable within 60 days of April 21, 2014, and 1,250 shares subject to restricted stock units that will vest within 60 days of April 21, 2014. Mr. Guber is co-trustee of the Guber Family Trust with his wife and they share voting and dispositive power over the shares held in that trust.

(13)
Includes 22,435,316 shares held by entities affiliated with Oak Investment Partners, comprised of 14,741,439 shares held by Oak XI and 7,693,877 shares held by Oak XII, as described in footnote (2) above. As a Managing Member of both Oak Associates XI, LLC (the General Partner of Oak XI) and Oak Associates XII, LLC (the General Partner of Oak XII), Mr. Harman may be deemed to share the power to vote and dispose of the shares held by each of Oak XI and Oak XII. Bandel L. Carano, Anne H. Lamont, Edward F. Glassmeyer and Gerald R. Gallagher, all of whom are Managing Members of Oak Associates XI, LLC, may also be deemed to share the power to vote and dispose of the shares held by Oak XI. Bandel L. Carano, Anne H. Lamont, Edward F. Glassmeyer, Gerald R. Gallagher, Grace A. Ames, Iftikar A. Ahmed and Warren B. Riley, all of whom are Managing Members of Oak Associates XII, LLC, may also be deemed to share the power to vote and dispose of the shares held by Oak XII. Each of the listed individuals disclaims any beneficial ownership of the shares held by such partnership(s), except to the extent of any individual pecuniary interest therein. The address for Mr. Harman is 525 University Avenue, Suite 1300, Palo Alto, CA 94301.

(14)
Includes (i) 3,965,953 shares held by Generation Capital Partners II LP ("GCP") and (ii) 34,046 shares held by Generation Members' Fund II LP ("GMF," and together with GCP, the "Generation Funds"). Mr. Hawkins is Managing Partner and co-founder of Generation Partners and has shared power to vote and dispose of the shares held by the Generation Funds. These shares may be deemed to be beneficially owned by Mr. Hawkins and the Generation Funds.

  Mr. Hawkins disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The address for Mr. Hawkins is One Maritime Plaza, Suite 1555, San Francisco, CA 94111 and the address for the Generation Funds is One Greenwich Office Park, Greenwich, CT 06831.

(15)
Shares of common stock owned includes 6,248 shares held directly by Mr. James; 22,727 shares held by Cocolalla, LLC, of which Mr. James is the Managing Member; and 10,000 shares held by The James Family Charitable Remainder Trust Dated 10/13/09, Leeland S. McCullough Trustee (the "charitable trust"). Mr. James does not have any control over the voting or disposition of the shares held by the charitable trust, but Mr. James and his immediate family members are beneficiaries of the charitable trust. Mr. James disclaims beneficial ownership of the shares held by the charitable trust except to the extent of any individual pecuniary interest therein. The rights to acquire common stock includes 51,250 shares subject to options that are exercisable or will become exercisable within 60 days of April 21, 2014 and 1,250 shares subject to restricted stock units that will vest within 60 days of April 21, 2014.

(16)
Includes 13,852,704 shares held by the Spectrum Funds as described in footnote (3) above. Mr. Parker is a non-controlling managing director of SEA V Management. Mr. Parker has shared power to vote and dispose of the shares held by the Spectrum Funds with the other managing directors of SEA V Management (Brion B. Applegate, William P. Collatos, Randy J. Henderson, Michael J. Kennealy, Kevin J. Maroni and Christopher T. Mitchell). Mr. Parker is also a limited partner in SEA V and IMF V. Mr. Parker and each of the other managing directors of SEA V Management disclaim any beneficial ownership of the shares held by the Spectrum Funds, except to the extent of any individual pecuniary interest therein. The address of Mr. Parker is 333 Middlefield Road, Suite 200, Menlo Park, California 94025.

(17)
Shares of common stock owned consists of 107,914 shares held directly by Mr. Quandt. The rights to acquire common stock includes 51,250 shares subject to options that are exercisable or will become exercisable within 60 days of April 21, 2014, and 1,250 shares subject to restricted stock units that will vest within 60 days of April 21, 2014.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Review of Related Party Transactions

        Our Board has adopted a written related party transaction policy to set forth the policies and procedures for the review and approval or ratification of transactions between the Company and its directors, director nominees, executive officers, beneficial holders of more than 5% of our common stock and their respective immediate family members. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds $100,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness or employment by us of a related person. While the policy covers any related party transaction in which the amount involved exceeds $100,000, only related party transactions in which the amount involved exceeds $120,000 are required to be disclosed in applicable filings as required by the Securities Act, Exchange Act and related rules. Our Board has set the lower $100,000 threshold for approval of related party transactions because we believe it is important and appropriate for our audit committee to review transactions or potential transactions in which the amount involved exceeds $100,000, as opposed to $120,000.

        Pursuant to our related party transaction policy, our audit committee will (i) review the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm's-length dealings with an unrelated third party and the extent of the related party's interest in the transaction, and (ii) take into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics. Management will present to our audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto, and will update the audit committee as to any material changes to any related party transaction. Related party transactions may only be consummated if our audit committee has approved or ratified the transaction in accordance with the guidelines set forth in the policy. Certain types of transactions have been pre-approved by our audit committee under the policy. These pre-approved transactions include: (i) certain compensation arrangements; (ii) transactions in the ordinary course of business where the related party's interest arises only from (a) his or her position as a director of another entity that is party to the transaction, (b) an equity interest of less than 5% in another entity that is party to the transaction, or (c) a limited partnership interest of less than 5%, subject to certain limitations; and (iii) transactions in the ordinary course of business where the interest of the related party arises solely from the ownership of a class of equity securities in our Company that provides all holders of such class of equity securities with the same benefit on a pro rata basis. No director may participate in the approval of a related party transaction for which he or she is a related party.

Related Party Transactions

        Described below are related party transactions to which we were a party during our last fiscal year, or to which we will be a party, in which the amounts involved exceeded or will exceed $120,000.

        Stockholders' Agreement.    We are party to a stockholders' agreement which provides that holders of our common stock that was issued upon conversion of our convertible preferred stock have the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. The stockholders' agreement also contains restrictions on the issuance or transfer of shares, including certain corporate governance provisions. The original stockholders' agreement contained agreements among the parties with respect to the election of our directors and some of our current directors were originally nominated and elected pursuant to the terms of the stockholders' agreement. The provisions of the stockholders' agreement relating to the nomination and election of directors terminated upon completion of our initial public offering.

        Indemnification Agreements.    We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

 AUDIT COMMITTEE REPORT

        The following report of the Audit Committee shall not be deemed to be "soliciting material" or to otherwise be considered "filed" with the SEC, and such information shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

        The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee's functions are more fully described in its charter, which is available on our website at http://ir.demandmedia.com/corporate-governance/corporate-governance-overview. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management Demand Media's audited financial statements as of and for the fiscal year ended December 31, 2013.

        The audit committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. In addition, the audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP's communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from us. Finally, the audit committee discussed with PricewaterhouseCoopers LLP, with and without management present, the scope and results of PricewaterhouseCoopers LLP's audit of such financial statements.

        Based on these reviews and discussions, the audit committee recommended to the Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

Audit Committee of the Board
James R. Quandt—Chairperson
John A. Hawkins
Joshua G. James

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our Company. Specific due dates have been established by the SEC, and we are required to disclose in this proxy statement any failure to file required ownership reports by these dates.

        Based solely on a review of copies of such forms that we received from such persons with respect to their transactions in fiscal 2013, and the written representations received from certain reporting persons that no other reports were required, other than as disclosed below, we believe that all directors, executive officers and persons who own more than 10% of our common stock have complied with the Section 16(a) reporting requirements.

        The Form 4 filed on behalf of Jeffrey Dossett for a grant of restricted stock units made on July 29, 2013 was filed on August 19, 2013. Additionally, a second Form 4 filed for Mr. Dossett on August 19, 2013, relating to shares of common stock withheld from vesting restricted stock units on August 15, 2013 to cover tax obligations, was amended on August 20, 2013 to clarify the footnotes included in such Form 4.

        The Form 4 filed on behalf of Mel Tang on August 19, 2013, relating to shares of common stock withheld from vesting restricted stock units on August 15, 2013 to cover tax obligations, was amended on August 20, 2013 to include the number of shares that were disposed of in that transaction.

Stockholder Proposals and Nominations

        Proposals Pursuant to Rule 14a-8.    Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in the 2015 proxy statement, your proposal must be received by us no later than January 2, 2015, and must otherwise comply with Rule 14a-8. While our Board will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

        Proposals and Nominations Pursuant to Our Bylaws.    Under our bylaws, in order to nominate a director or bring any other business before the stockholders at the 2015 annual stockholder meeting that will not be included in our proxy statement, you must notify us in writing and such notice must be received by us no earlier than February 12, 2015 and no later than March 14, 2015; provided that if the date of the annual meeting is earlier than May 13, 2015 or later than August 11, 2015, you must give notice not earlier than the 120th day prior to the annual meeting and not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made (such notice within such time periods, "Timely Notice"). In addition, with respect to nominations for directors, if the number of directors to be elected at the 2015 annual meeting is increased after March 14, 2015, and there is no public announcement by us naming all of the nominees for director by March 4, 2015, notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to us by the close of business on the 10th day following the day on which we first make such public announcement.

        The nominating and corporate governance committee of the Board will consider suggestions from stockholders for potential director nominees to be presented at the 2015 annual meeting. The person recommending the nominee must be a stockholder entitled to vote at the 2015 annual meeting, and the recommendation must be made pursuant to Timely Notice. The nominating and corporate governance committee will consider nominees suggested by stockholders on the same terms as nominees selected by the nominating and corporate governance committee. For proposals not made in accordance with Rule 14a-8, you must comply with specific procedures set forth in our bylaws and the nomination or proposal must contain the specific information required by our bylaws. You may write to our Corporate

Secretary at our principal executive offices, 1655 26th Street, Santa Monica, California 90404, to deliver the notices discussed above and to request a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to the bylaws.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Investor Relations, Demand Media, Inc., 1655 26th Street, Santa Monica, California 90404, or contact Investor Relations by telephone at (310) 917-6426.

Incorporation by Reference

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act, which might incorporate future filings made by us under those statutes, the sections of this proxy statement titled "Audit Committee Report" and "Compensation Committee Report" will not be incorporated by reference into any of those prior filings, nor will such reports be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

Availability of Annual Report on Form 10-K

        Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the SEC (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to our Corporate Secretary, Demand Media, Inc., 1655 26th Street, Santa Monica, California 90404. Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC's website, http://www.sec.gov, or on the investor relations page of our website, http://ir.demandmedia.com/investor-overview/proxy-and-annual-meeting.

Other Matters

        The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment, and the proxy includes discretionary authority to do so.

BY ORDER OF THE BOARD OF DIRECTORS
Santa Monica, California
April , 2014

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEMAND MEDIA, INC.

        Demand Media, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

        FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is one hundred twenty-five million (125,000,000) shares, one hundred million (100,000,000) shares of which shall be Common Stock and twenty-five million (25,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

          Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 5 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this    day of                    , 2014.

DEMAND MEDIA, INC.
By:
Name:
Title:

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEMAND MEDIA, INC.

        Demand Media, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

        FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is one hundred eight million three hundred thirty-three thousand three hundred thirty-four (108,333,334) shares, eighty-three million three hundred thirty-three thousand three hundred thirty-four (83,333,334) shares of which shall be Common Stock and twenty-five million (25,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

          Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 6 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this    day of                    , 2014.

DEMAND MEDIA, INC.
By:
Name:
Title:

B-1

APPENDIX C

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEMAND MEDIA, INC.

        Demand Media, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

        FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is ninety-six million four hundred twenty-eight thousand five hundred seventy-two (96,428,572) shares, seventy-one million four hundred twenty-eight thousand five hundred seventy-two (71,428,572) shares of which shall be Common Stock and twenty-five million (25,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

          Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 7 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this    day of                    , 2014.

DEMAND MEDIA, INC.
By:
Name:
Title:

C-1

APPENDIX D

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEMAND MEDIA, INC.

        Demand Media, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

        FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is eighty-seven million five hundred thousand (87,500,000) shares, sixty-two million five hundred thousand (62,500,000) shares of which shall be Common Stock and twenty-five million (25,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

          Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 8 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this    day of                    , 2014.

DEMAND MEDIA, INC.
By:
Name:
Title:

D-1

APPENDIX E

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEMAND MEDIA, INC.

        Demand Media, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

        FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is eighty million five hundred fifty-five thousand five hundred fifty-six (80,555,556) shares, fifty-five million five hundred fifty-five thousand five hundred fifty-six (55,555,556) shares of which shall be Common Stock and twenty-five million (25,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

          Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 9 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this      day of                        , 2014.

DEMAND MEDIA, INC.
By:
Name:
Title:

E-1

APPENDIX F

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEMAND MEDIA, INC.

        Demand Media, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

        FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is seventy-five million (75,000,000) shares, fifty million (50,000,000) shares of which shall be Common Stock and twenty-five million (25,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

          Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 10 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this      day of                        , 2014.

DEMAND MEDIA, INC.
By:
Name:
Title:

F-1

APPENDIX G

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEMAND MEDIA, INC.

        Demand Media, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

        FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is seventy million four hundred fifty-four thousand five hundred forty-six (70,454,546) shares, forty-five million four hundred fifty-four thousand five hundred forty-six (45,454,546) shares of which shall be Common Stock and twenty-five million (25,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

          Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 11 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this      day of                    , 2014.

DEMAND MEDIA, INC.
By:	Name: Title:

G-1

APPENDIX H

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DEMAND MEDIA, INC.

        Demand Media, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

        FIRST:    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is sixty-six million six hundred sixty-six thousand six hundred sixty-seven (66,666,667) shares, forty-one million six hundred sixty-six thousand six hundred sixty-seven (41,666,667) shares of which shall be Common Stock and twenty-five million (25,000,000) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

          Upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each 12 shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holder thereof, be combined and converted into one share of Common Stock, par value $0.0001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        SECOND:    The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this      day of                        , 2014.

DEMAND MEDIA, INC.
By:
Name:
Title:

H-1

0000210539_1       R1.0.0.51160

DEMAND MEDIA, INC 1655 26TH STREET SANTA MONICA, CA 90404

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and  annual  reports  electronically  via  e-mail  or  the  Internet.  To  sign  up  for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		For	Against	Abstain
1. Election of Directors		☐	☐	☐
1a John A. Hawkins

1b Joshua G. James		☐	☐	☐

1c Victor E. Parker		☐	☐	☐			For	Against	Abstain
					5	Approval of a corresponding amendment to Demand Media, Inc.s Amended and Restated Certificate of Incorporation to effect the reverse stock	☐	☐	☐
split and to reduce proportionately the total
The Board of Directors recommends you vote FOR						number of shares of Common Stock that Demand
proposals 2 through 6.		For	Against	Abstain		Media, Inc. is authorized to issue, subject to
2	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of Demand Media, Inc. for the fiscal year ending December 31, 2014.	☐	☐	☐		the Board of Directors authority to abandon such
amendment.
					6	Approval of a one-time stock option adjustment for eligible stock options.	☐	☐	☐

3	Advisory vote to approve the compensation of our named executive officers, as described in the proxy materials.	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

4	Authorization for the Board of Directors to effect, in its discretion, a reverse stock split of the Common Stock of Demand Media, Inc., at a reverse stock split ratio of	☐	☐	☐
1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9,
1-for-10, 1-for-11, or 1-for-12, as determined
by the Board of Directors.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

0000210539_2       R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, AR On Form 10-K is/are available at  www.proxyvote.com .

DEMAND MEDIA,INC.

 Annual Meeting of Stockholders June 12, 2014 at 2:00 PM (PDT)

The Huntley Hotel

1111 Second Street,

Santa Monica, CA 90403

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mel Tang and Daniel Weinrot, and each of them, with power to act without the other and with power of substition, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of the Demand Media, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion,  to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 12, 2014 or any adjournment thereof, with all powers which the undersigned would posses if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side